                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

                            SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  X
Filed by a Party other than the Registrant

Check the appropriate box:

X Preliminary Proxy Statement
  Confidential, for Use of the Commission Only (as permitted by Rule
    14a6(e)(2))
  Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Sec.240.14a11(c) or Sec.240.14a12

                                PGI INCORPORATED
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

  No fee required.
  Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 011.

    1)    Title of each class of securities to which transaction applies:
    N/A

    2)    Aggregate number of securities to which transaction applies:
    N/A

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)    Proposed maximum aggregate value of transaction:
    ------------------------------------------------------

    5)    Total fee paid:
    $2,707.87
    ------------------------------------------------------


X Fee paid previously with preliminary materials.
  Check box if any part of the fee is offset as provided by Exchange Act
    Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    N/A

    1)    Amount previously paid:

    2)    Form, Schedule or Registration Statement No.:

    3)    Filing Party:

    4)    Date Filed:

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF PGI INCORPORATED
                       TO BE HELD NOVEMBER 25, 1997

TO THE HOLDERS OF THE COMMON STOCK AND THE CLASS A CUMULATIVE PREFERRED STOCK OF PGI INCORPORATED:

      The Annual Meeting of Shareholders of PGI Incorporated (the "Company"), a Florida corporation, will be held at 212 South Central Avenue, Suite 100, St. Louis, Missouri 63105, Tuesday, November 25, 1997 at 3:00 p.m., local time, for the following purposes:

      1.    To elect directors;

      2. To consider and act upon a proposal to rescind Article XII of the Articles of Incorporation of the Company which would have the effect of reducing to a simple majority of the capital stock outstanding the vote required to approve certain significant corporate transactions, including the sale, under certain circumstances, of all or substantially all of the assets of the Company, which reduced vote requirement is consistent with the corporate law of the state of Florida, the state in which the Company is incorporated;

      3. To consider and act upon a proposal to approve the Option Agreement For Sale and Purchase as amended by the First Amendment and the Second Amendment thereto, related to the sale by the Company's whollyowned subsidiary, Sugarmill Woods, Inc., of approximately 4,890 acres of undeveloped real property located in Citrus County and Hernando County, Florida to The Nature Conservancy, Inc., and approval of the Company's intended use of proceeds from the sale; and

      4. To transact such other business as may properly come before the meeting and all adjournments thereof.

      For the reasons stated in the Proxy Statement, the Company does not believe the holders of the Company's common stock or the Class A Cumulative Preferred Stock are entitled to dissenters' rights with respect to Proposal Three. Nevertheless, attached to the Proxy Statement as Appendix D is a copy of the applicable Florida statute pertaining to dissenters' rights. Appendix B is being furnished only to comply with the Florida statute if dissenters' rights are deemed to apply.

      The Board of Directors has fixed October 29, 1997 as the record date for the determination of the holders of the Company's common stock and the holders of the Company's Class A Cumulative Preferred Stock entitled to notice of, and to vote at, the Annual Meeting and all adjournments thereof.

                        By Order of the Board of Directors



                        Andrew S. Love, Jr.
                        Secretary

                                             , 1997
-----------------------------------  --------

      EVEN IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE RETURN ENVELOPE DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

                               PGI INCORPORATED
                               PROXY STATEMENT
                       ANNUAL MEETING OF SHAREHOLDERS

      The enclosed proxy is solicited on behalf of the Board of Directors of PGI Incorporated (the "Company"), for use at the annual meeting of its shareholders (the "Annual Meeting") to be held at 212 South Central Avenue, Suite 100, St. Louis, Missouri 63105, Tuesday, November 25, 1997 at 3:00 p.m., local time. Anyone giving such proxy may revoke it at any time before it is exercised by (i) giving written notice of revocation to the Secretary of the Company at the address indicated below, (ii) properly submitting to the Company a duly executed proxy bearing a later date or (iii) appearing in person at the Annual Meeting and voting in person.

      If no contrary instructions are indicated on the form of proxy, the proxy will be voted FOR the following: (i) the election of the two nominees named herein as directors; (ii) the proposed amendment of the Company's Articles of Incorporation as amended (the "Articles of Incorporation" or the "Articles") to rescind Article XII thereof which would have the effect of reducing to a simple majority of the Company's common stock and its Class A Cumulative Preferred Stock outstanding the vote required to approve certain significant corporate transactions, including the sale of all or substantially all of the assets of the Company other than in the usual and regular course of its business; and (iii) approval of an agreement for the potential sale by the Company's whollyowned subsidiary, Sugarmill Woods, Inc. ("Sugarmill Woods"), of approximately 4,890 acres of undeveloped real property located in Citrus County and Hernando County, Florida (together with the approximately 350 acres of undeveloped real property to be sold by Love-PGI Partners L.P., the "Property") to The Nature Conservancy, Inc. If matters other than those set forth above properly come before the meeting, the proxy will be voted by the persons named herein in a manner which they consider to be in the best interests of the Company.

      The Company's principal executive office is located at 212 South
Central Avenue, Suite 100, St. Louis, Missouri 63105 and its telephone number is (314) 512-8650 and its telefax number is (314) 512-8687. The Proxy Statement and the accompanying form of proxy are first being sent to the holders of the common stock and the Class A Cumulative Preferred Stock
(collectively, the "Shareholders") on or about                         , 1997.
                                               --------------------- --

                                 VOTING

      Only the holders of record of the Company's common stock, par value $.10 per share (the "Common Stock") and the Class A Cumulative Preferred Stock having a liquidation value of $4.00 per share ("Preferred Stock") on October 29, 1997 (the "Record Date") are entitled to notice of, and to vote, either in person or by proxy, at the Annual Meeting and all adjournments thereof. At the close of business on that date, 5,317,758 and 2,000,000 shares of Common Stock and Preferred Stock, respectively, were issued and outstanding. Holders of the Common Stock and Preferred Stock are entitled to one vote per share, voting together as a class, on all matters to be submitted to shareholder vote at the Annual Meeting. The Common Stock and the Preferred Stock are sometimes referred to collectively hereinafter as the "Voting Capital Stock".

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

      On May 15, 1997, the Board of Directors of the Company paid a dividend in the amount of 2,000,203 shares of Common Stock to the holders of the Preferred Stock (the "Preferred Stockholders"). As a result of such issuance, the Preferred Stockholders collectively own 64.2% of the Voting Capital Stock. See Footnotes 4 and 5 to the table under "Security Ownership of Certain Beneficial Owners and Management" for additional information on the Preferred Stockholders and the aforementioned stock dividend. The Preferred Stockholders and the holders of the Company's outstanding Common Stock are sometimes referred to collectively hereinafter as the "Stockholders".

                              PROPOSAL ONE:

                          ELECTION OF DIRECTORS

NOMINEES; VOTING ON ELECTION OF DIRECTORS AT THE ANNUAL MEETING

      The Articles of Incorporation provide that the number of directors of the Company may be increased or decreased in the manner set forth in the Company's Bylaws. The Company's Bylaws provide that the number of directors may be increased or decreased by resolution of the Company's Board of Directors. The Board has set the number of directors at two. Consequently, two directors are to be elected at the Annual Meeting, each of whom are to serve for a term of one year or until their successors are duly elected and qualified. The Board of Directors' nominees for election at the Annual Meeting are Messrs. Andrew S. Love, Jr., and Laurence A. Schiffer, both of whom are the two current directors of the Company and the Company's only executive officers. The Company has no independent directors and as disclosed in more detail under "Proposal Three: Option Agreement for Sale and Purchase as Amended -- Use of Proceeds," Messrs. Love and Schiffer have a substantial interest in the passage of Proposal Three such that if it is passed and the Property is sold to the Conservancy, they will obtain a substantial financial benefit.

      The Certificate of Designation by which the Preferred Stock was created (the "Certificate of Designation"), provides that if a default in the payment of dividends on such shares exists, the holders of the Preferred Stock have the right to increase the number of directors constituting the Board of Directors by such number as shall equal a majority of the Board. These additional directors are referred to as the "Preferred Directors." The Company is in default in the payment of dividends on the Preferred Stock. However, Love-PGI Partners, L.P., a Missouri limited partnership ("L-PGI") which owns 93.75% of the issued and outstanding Preferred Stock, has determined not to exercise its right to elect Preferred Directors because Messrs. Love and Schiffer are the directors and controlling shareholders of the general partner of L-PGI, and L-PGI believes that its interests in the Company are therefore adequately represented.

       The Florida Business Corporation Act (the "Florida Act") provides that unless otherwise set forth in a company's articles of incorporation, a majority of the outstanding shares of capital stock, present in person or by proxy, constitutes a quorum for the transaction of business at an annual meeting or special meeting of stockholders. The Certificate of Designation provides that at any annual or special meeting held at such time when there exists a default in payment of the Preferred Stock dividends, the presence of the holders of a majority of the outstanding shares of

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

Preferred Stock shall be required to constitute a quorum for the election of Preferred Directors, regardless of the absence of a quorum of the holders of the Common Stock for that purpose. However, because no Preferred Directors are to be elected, this provision of the Certificate of Designation will have no impact on the quorum requirements.

      Stockholders do not have the right to cumulate their votes in the election of directors. Shares represented by proxies which are marked to "withhold authority" with respect to the election of one or more nominees for election as directors will be counted for the purpose of determining the presence or absence of a quorum at the Annual Meeting. The affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting is required to elect directors. "Plurality" means that the nominees who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. Consequently, any shares represented at the Annual Meeting, but not voted for any reason do not count as a vote against a director.

      L-PGI owns or otherwise controls approximately 56.5% of the Company's Voting Capital Stock. Therefore, it has the votes necessary to elect the Board of Directors' slate of nominees. L-PGI has indicated its intent to vote all of its shares of Common Stock and Preferred Stock for Messrs. Love and Schiffer, the Board's nominees for election as directors. See Footnote 5 to "Security Ownership of Certain Beneficial Owners and Management" for a discussion of the relationship between Messrs. Love and Schiffer and L-PGI.

      The persons named in the enclosed form of proxy intend to vote such proxy for the election of Messrs. Love and Schiffer as directors of the Company unless the Shareholder indicates on the form of proxy that the vote should be withheld or contrary directions are indicated. If the form of proxy is signed and returned without any direction given, shares will be voted for the election of Messrs. Love and Schiffer. The Board of Directors has no reason to doubt the availability of either of the nominees and both have indicated their willingness to serve if so elected.

INFORMATION REGARDING THE NOMINEES FOR ELECTION AS DIRECTORS

      Andrew S. Love, Jr. .... Chairman of the Company's Board since May
1987; Secretary since February 1994; Chairman of the Board of Love Real Estate Company ("LREC") and Chairman and Secretary of Love Investment Company since 1973; Partner in the St. Louis based law firm of Bryan, Cave, McPheeters & McRoberts until 1991; Director of Heartland Bank and Chairman of Love Savings Holding Company ("LSHC"), the parent company of Heartland Bank since 1985; Manager of PGIP, L.L.C. ("PGIP") since 1995; Age 54.

      Laurence A. Schiffer.... Director of the Company since April 1987; Vice
Chairman of the Company's Board of Directors since May 1987; President & CEO since February 1994; President and CEO of LREC and Love Investment Company since 1973; Member of the Real Estate Board of Metropolitan St. Louis and the National Association of Real Estate Boards; Chairman of Heartland Bank and President of LSHC since December 1985; Manager of PGIP since 1995; Age 58.

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

INFORMATION ABOUT THE BOARD OF DIRECTORS

       The business of the Company is under the general management of the Board of Directors, as provided by the laws of Florida, the state of the Company's incorporation, and the Company's Bylaws. There were no official meetings of the Board during the fiscal year ended December 31, 1996; all Board actions were taken by unanimous written consent. Because of the size of the Board and its limited operations, the Board has not found it necessary to establish and delegate any of its responsibility to committees of the Board. Neither Messrs. Schiffer nor Love received compensation for serving on the Board. The Board currently has no independent directors.

                          EXECUTIVE COMPENSATION

      The Company's Chief Executive Officer is Mr. Laurence A. Schiffer. Because of the Company's impaired financial condition, it does not compensate Mr. Schiffer or Mr. Love, the Company's only other executive officer. Management services are provided to the Company by LREC pursuant to that certain Management Consulting Agreement by and between the Company and LREC dated March 25, 1987 (the "Management Agreement"). Although Mr. Schiffer receives an annual salary from LREC, no part of that salary is directly attributable to services he performs for the Company as an employee of LREC. See "Certain Relationships and Related Transactions."

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS AND MANAGEMENT

      The table below provides certain information as of the Record Date regarding the beneficial ownership of the Common Stock and the Preferred Stock by each person known by the Company to be the beneficial owner of more than five percent of either the Common Stock or the Preferred Stock, each director of the Company (which persons are the two nominees comprising the Board's slate of nominees and who are also the Company's only executive officers), and by virtue of the foregoing, the directors and executive officers of the Company as a group.

                                                                                       PERCENT OF TOTAL
                                                                                       ----------------
         NAME                           COMMON STOCK         PREFERRED              COMMON         PREFERRED        PERCENT OF
         ----                           ------------           STOCK                STOCK            STOCK         TOTAL VOTING
                                                               -----                -----            -----             POWER
                                                                                                                    -----
Estate of Harold Vernon                   998,777<F1><F2>          --               18.8%              --              13.6%
Alfred M. Johns                           437,414<F3>         125,000<F3>            5.3%             6.3%              7.7%
Love-PGI Partners, L.P.                 2,260,706<F4><F5>   1,875,000<F5>           42.5%            93.8%             56.5%
Andrew S. Love, Jr.                     2,260,706<F6>       1,875,000<F6>           42.5%            93.8%             56.5%
Laurence A. Schiffer                    2,260,706<F7>       1,875,000<F7>           42.5%            93.8%             56.5%

<F1>   The shares of Common Stock owned by Mr. Vernon are currently in the possession of the Federal Deposit Insurance Corporation ("FDIC") which is the receiver for First American Bank and Trust, Lake Worth, Florida ("First American"). First American previously made a loan to Mr. Vernon which was secured by these shares. The loan is


                                    4
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                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

       in default and the Company understands that the FDIC has the right, pursuant to a pledge agreement, to vote the shares at any annual or special meeting of shareholders.

<F2>   Information obtained from filings made with the Securities and
       Exchange Commission.

<F3>   Sole voting and investment power over 427,314 shares of Common Stock;
       shares voting and investment power over 10,100 shares of Common Stock included in the table which are owned by Mr. Johns' wife; sole voting and investment power over the 125,000 shares of Preferred Stock.

<F4>   Under the Certificate of Designation for the Company's Preferred
       Stock, holders of the Preferred Stock are entitled to cumulative annual dividends at the rate of $.32 per share. The dividends are "earned" as they accrue, and are payable on fixed quarterly payment dates as specified in the Certificate of Designation. The accrued dividends are an obligation of the Company to which the holders of the Preferred Stock are entitled, and must be satisfied prior to any dividends being paid or other distributions made upon the Common Stock. Under the Certificate of Designation and corporate law, however, the Board of Directors must "declare" the dividends prior to actual payment. The Certificate of Designation also provides that dividends due through April 25, 1995 are to be payable in the form of the Company's Common Stock. Dividends due after that date are to be payable in cash. Because of the Company's impaired financial condition and because the Florida Act precluded payment of dividends because of the Company's financial condition, the Company had not been able to pay dividends on the Preferred Stock since the last payment in 1989 and hence was in default of its payment obligations. However, recent changes to the Florida Act eliminated the restriction on the Company's ability to pay dividends in the form of its Common Stock. Accordingly, on May 9, 1997, the Board of Directors declared the payment of the "earned" but "unpaid" dividends through April 25, 1995 in accordance with the terms of the Certificate of Designation and upon the written demand by the holders of the Preferred Stock. The total amount of earned and unpaid dividends through that date was $4,260,433. Under the terms of the Certificate of Designation and based upon the designated $2.13 per share conversion price, 2,000,203 shares of Common Stock were issued to the holders of the Preferred Stock on May 15, 1997. The $2.13 conversion rate is pursuant to the Certificate of Designation, despite the fact that there has been no public market for the shares since January 1991, and from January 1, 1991 to January 29, 1991 the high and low bid price and the high and low offer price of the Common Stock was $.03 and $.10, respectively.

<F5>   The controlling general partner of LPGI is Love Investment Company, a
       Missouri corporation owned by Mr. Love, Love family members and trusts, the Estate of Martha Love Symington and Mr. Schiffer. Messrs. Love and Schiffer serve as the executive officers and directors of Love Investment Company. These shares are pledged to the FDIC, as successor in interest to Germania Federal Savings and Loan ("Germania"), as security for a loan made by Germania to LPGI. LPGI has the right to vote these shares.

<F6>   These shares are the same shares owned by L-PGI. Mr. Love is an indirect owner of L-PGI. See Footnote 5 above and "Certain
       Relationships and Related Transactions" for more information.

<F7>   These shares are the same shares owned by L-PGI. Mr. Schiffer is an indirect owner of L-PGI. See Footnote 5 above and "Certain
       Relationships and Related Transactions" for more information.


         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       As of March 25, 1995, the rights of the holders of the Preferred Stock to convert their shares into Common Stock expired pursuant to the terms of the Certificate of Designation. The Preferred Stockholders failed to file Forms 4 to reflect the change in beneficial ownership as a result of the expiration of such conversion rights. The Preferred Stockholders and the beneficial owners of the Preferred Stock filed Forms 4 in June 1997 to reflect the expiration of this conversion right and other changes in beneficial ownership.

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

                               PROPOSAL TWO:

       RESCISSION OF ARTICLE XII TO THE ARTICLES OF INCORPORATION

       Pursuant to Article XII of the Company's Articles of Incorporation, any agreement or plan of merger or consolidation between the Company and any other entity, or the sale of all or substantially all of the assets of the Company to another entity, requires the approval of the holders of twothirds of the Company's outstanding capital stock entitled to vote at the shareholders' meeting at which the transaction is considered. The Board of Directors has approved the amendment of the Articles of Incorporation to rescind Article XII.

       If such amendment is approved, any agreement or plan of merger or consolidation between the Company and any other entity, or the sale of all or substantially all of the assets other than in its usual and regular course of its business would require the affirmative vote of the holders of a simple majority of all the outstanding capital stock entitled to vote at any meeting during which such agreement or plan of merger or consolidation or sale is submitted and at which a quorum is present.

       The Board of Directors believes that the amendment of the Articles of Incorporation to rescind Article XII is in the best interests of the Company because it will give the Board the flexibility to direct and manage the affairs of the Company in an efficient, timely and effective manner. As discussed herein under "Proposal Three: Option Agreement for Sale and Purchase as Amended," since 1994 the Company has concentrated its efforts on disposing in bulk of its undeveloped, platted, residential real estate in order to decrease its debt obligations. There is a substantial likelihood that future bulk sales may be required to be submitted for shareholder approval. The Board believes that eliminating the twothirds requirement and relying instead on the simple majority requirement as provided in the Florida Act, will enhance its ability to complete such bulk sales and strengthen the Company's financial condition.

       If approved by the Shareholders, such amendment will become effective immediately upon the Company's filing of the Articles of Amendment of the Articles of Incorporation with the Florida Secretary of State.

       The Articles provide that ". . . amendment or repeal of this Article XII . . . shall require the approval of the holders of two-thirds (2/3) of the outstanding stock entitled to vote at the shareholders' meeting at which such amendment or repeal is submitted . . ." Abstentions and broker non-votes will have the effect of a vote against Proposal Two.

       L-PGI, which is controlled by Messrs. Love and Schiffer, the Company's only two executive officers and directors, has informed the Board of its intent to vote the shares of Preferred Stock and Common Stock owned or controlled by it (which constitutes 56.5% of the total Company vote) in favor of the rescission of Article XII. Therefore, the affirmative vote of the holders of Preferred Stock or Common Stock representing in the aggregate slightly over ten percent of the total Company vote, is all that will be needed at the Annual Meeting to approve the rescission of Article XII. If Proposal Two is passed, Proposal Three, approval of the Option Agreement for Sale and Purchase as Amended, the related sale of the Property and the use of

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

proceeds from the sale, is assured of passage. If the Property were ultimately sold as described in Proposal Three, Messrs. Love and Schiffer, the Company's only two executive officers and directors, could be deemed to have "profited" by $1,274,000. See "Proposal Three: Option Agreement for Sale and Purchase as Amended - Use of Proceeds." See also "Certain Relationships and Related Transactions." The Board recommends that the holders of the Common Stock and the remaining Preferred Stock also approve the rescission of Article XII by voting FOR Proposal Two. Finally, See "Conflicts of Interest" for a discussion of the Company's recognition of the competing interests facing Messrs. Love and Schiffer.

                            PROPOSAL THREE:

          OPTION AGREEMENT FOR SALE AND PURCHASE AS AMENDED

       PGIP, L.L.C.

       The following information is provided to assist Shareholders in better understanding the relationship among the Company, PGIP, LSHC and Messrs. Love and Schiffer, the Company's two directors and its only executive officers, as it relates to Proposal Three. For an expanded discussion, see "Certain Relationships and Related Transactions". See also Appendix A attached hereto.

       On March 28, 1996, the Company's former primary lender, First Union National Bank of Florida ("First Union"), assigned to PGIP all of First Union's right, title and interest in and to the loan documents evidencing and securing First Union's credit agreements with the Company, and the Company's subsidiaries, Sugarmill Woods, Burnt Store Marina, Inc., and Gulf Coast Credit Corporation in exchange for approximately $5,548,000. At the time of the assignment, the Company owed First Union $9,007,000 in principal and accrued interest (the "First Mortgage Indebtedness"). Although First Union would have been willing to accept repayment of a discounted amount in exchange for cancellation of the First Mortgage Indebtedness, the Company was unable to take advantage of this corporate opportunity because it did not have the liquidity, borrowing power or ability to sell equity to raise the money necessary to take advantage of it.

       PGIP was formed by Messrs. Love and Schiffer, the Company's only directors and executive officers, to purchase the First Mortgage Indebtedness and to accept the assignment from First Union of the first mortgage as security for the repayment of the First Mortgage Indebtedness.

       The largest investor in PGIP is LSHC which holds a 72% interest and is a manager of PGIP. Andrew S. Love, Jr. and Laurence A. Schiffer own approximately 52% of all the issued and outstanding voting stock of LSHC and serve as the directors and officers of LSHC. Messrs. Love, Schiffer and LSHC are the managers of PGIP. The holders of the remaining limited liability company interests do not have any affiliation with PGI, LSHC, L-PGI, Love Investment Company, Love Real Estate Company, Love Development and Investment Company or Love 1989 Florida Partners, L.P.

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

        As the purchaser of the loan documents, PGIP has a first mortgage on the part of the Property owned by the Company and proposed to be sold under the "Option Agreement, as Amended" (as that term is defined below). PGIP accepted assignment of the credit agreements, which were in default and with respect to which the maturity of the First Mortgage Indebtedness secured by the first mortgage had been accelerated, and advised the Company that so long as the Company were to market and sell its remaining undeveloped land with satisfactory efforts and results, including payments out of sale proceeds to PGIP, PGIP would not proceed with enforced collection of the principal and interest comprising the First Mortgage Indebtedness. The bulk sale of the Property is an integral part of the plan by which the Company intends to repay PGIP. See "-- Use of Proceeds" for a discussion of the benefits which may accrue to PGIP, LSHC and indirectly to Messrs. Love and Schiffer as shareholders of LSHC which, as stated above, owns a majority of the limited liability company interests in PGIP, if the sale to the Conservancy pursuant to the Option Agreement, as Amended, is consummated.

BACKGROUND OF OPTION AGREEMENT, AS AMENDED

       On January 31, 1997, Sugarmill Woods, a Florida corporation and a whollyowned subsidiary of the Company, and LPGI (collectively the "Sellers"), entered into an Option Agreement for Sale and Purchase with The Nature Conservancy, Inc. (the "Conservancy"), for the sale and purchase of the Property, which consists of approximately of 5,240 acres of certain undeveloped real estate located in Citrus County and Hernando County, Florida, of which approximately 4,890 acres are owned by the Company and 350 acres are owned by LPGI. The Option Agreement for Sale and Purchase was last amended on October 1, 1997. The amendment extended to October 31, 1997, the date by which approval by the Shareholders of the agreement as so amended must be obtained. The Option Agreement for Sale and Purchase as amended is referred to hereinafter as the "Option Agreement, as Amended." See "--Shareholder Approval" for a discussion of the Company's intent with respect to the proposed sale of the Property to the Conservancy if Proposal Three is passed, even though the Annual Meeting will take place after October 31, 1997.

       Negotiations regarding the agreement began in January 1996 after the Conservancy first contacted the Company in March 1994 about its interest in acquiring real estate. The Conservancy is a not-for-profit corporation organized under the laws of the District of Columbia which is structured to qualify as a tax exempt entity pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. The business address of the Conservancy is 222 S. Westmonte Drive, Suite 300, Altamonte Springs, Florida 32713, and its telephone number is (407) 682-3664. The Conservancy acts as an intermediary for states and currently is sponsoring a conservation project for Florida's Conservation and Recreation Land Program.

       The Company has been informed that the Conservancy and the State of Florida are interested in obtaining the Property, which is mostly an upland sand dune area, in order to preserve the land and to protect the wildlife thereon. In addition, the Company has been advised that the Florida Department of Forestry is contemplating incorporating the Property into the adjacent Withlacoochee State Forest.

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                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

SUMMARY OF THE OPTION AGREEMENT, AS AMENDED

       This summary of the Option Agreement, as Amended is qualified in its entirety by reference to the Option Agreement for Sale and Purchase as amended by Amendment No. 1 and Amendment No. 2 thereto all of which is attached to this Proxy Statement as Appendix B.

       The Option Agreement, as Amended, grants to the Conservancy the right and option to purchase from the Company's wholly-owned subsidiary, Sugarmill Woods, and from L-PGI, approximately 5,240 acres<F1> of undeveloped real estate located in Citrus County and Hernando County, Florida. Exercise of the option and the purchase of the Property is subject to the approval by the Board of Governors of the Conservancy. The Conservancy may assign its rights under the Option Agreement, as Amended, to the Board of Trustees (the "Trustees") of the Internal Improvement Trust Fund of the State of Florida, in which case the aforementioned approval would be required by the Trustees. The obligations of the Company and L-PGI under the Option Agreement, as Amended, are subject to the approval of the holders of the Voting Capital
Stock which must be obtained by October 31, 1997. See "--Shareholder
Approval" for a discussion of the Company's intent with respect to the proposed sale of the Property to the Conservancy if Proposal Three is passed, even though the Annual Meeting will take place after October 31, 1997.

       For the purposes of this subsection only, the Company and L-PGI are sometimes referred to collectively as the "Seller" and the Conservancy and its permitted assigns are sometimes referred to as the "Purchaser".

       Under the terms of the Option Agreement, as Amended, the exercise price for the real estate to be purchased is $14,759,335 (the "Exercise Price"), subject to certain adjustments. The exercise price is based on the approximately 5,240 acres comprising the Property, multiplied by the price per acre set forth in the Option Agreement, as Amended, of $2,816.43 (the "Per Acre Price"). Because the number of acres used in this Proxy Statement to describe the size of the Property is an approximation only, the exercise price may be more or less than $14,759,335 after the pre-closing survey required by the Option Agreement, as Amended and described below, is completed.

       A Florida statute limits the per acre price which the Purchaser may pay for the Property to the maximum amount per acre to be determined by the Division of State Lands of the Florida Department of Environmental Protection (the "DSL"). The determination is to be made based upon a boundary survey of the Property by a professional surveyor and mapper licensed by the State of Florida which shall be certified to the Purchaser within 90 days of any closing of the sale of the Property. If the survey uncovers title defects which result in the maximum amount per acre as determined by the DSL being less than the Per Acre Price, the aforementioned statute

[FN]
------------------------
<F1>   The number of acres comprising the Property as set forth in this
Proxy Statement is an approximation only. Under the terms Option Agreement, as Amended, the Seller is obligated to furnish a boundary survey and based upon the results of that survey, the number of acres being sold may be increased or decreased.

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                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

could result in a required downward adjustment (the "DSL Adjustment") to the Exercise Price. However, the Option Agreement, as Amended, provides that if the DSL Adjustment results in a decrease of more than $100,000, the Company and L-PGI may terminate their obligations thereunder. The Option Agreement, as Amended, does not provide for an increase in the Exercise Price if the maximum amount per acre as determined by the DSL is higher than the Per Acre Price. The Purchaser is obligated to reimburse the Seller for up to the lesser of one-half of the cost of the survey or $29,985.

       Under the Option Agreement, as Amended, the Seller is obligated to furnish and pay for a Phase I environmental site assessment of the Property (the "Phase I") at least 15 days prior to the expiration date of the option. If recommended in the Phase I, the Seller is obligated to furnish the Purchaser with a Phase II environmental site assessment (the "Phase II") provided that if the cost of the Phase II shall exceed $20,000, the Seller may terminate the Agreement. If either the Phase I or the Phase II uncover the presence of hazardous materials on the Property, the Seller is obligated to commence a clean-up, provided that if the estimated cost of a clean-up should exceed $100,000, the Seller may elect to terminate the Option Agreement, as Amended. The Seller would be obligated to pay for all clean-up costs of hazardous materials discovered on the Property after closing. The Phase I has been commissioned, but the Company has not yet been furnished with the results.

       The Seller is obligated to furnish the Purchaser with a marketable title insurance commitment within 45 days after the Purchaser's approval of the Option Agreement, as Amended, to be followed by a standard owner's marketable title insurance policy in the amount of the final purchase price. The Seller also agrees to cure all defects of title unacceptable to the Purchaser provided that the Seller may elect to terminate the Option Agreement, as Amended, if the cost to cure or remove such defects exceeds $100,000. If the Seller is unable to remove any defects within the time allowed, the Exercise Price may be further adjusted as agreed between the parties, the Purchaser can take the Property with the defects or the Option Agreement, as Amended, may be terminated.

       Under the Option Agreement, as Amended, the Seller is required, on or before any closing, to cause applicable governmental authorities to release the Property from all plat restrictions and to take all actions necessary to allow the title insurer to delete all exceptions pertaining to the Sugarmill Woods portion of the Property. If the Seller is unable, through no fault of its own, to satisfy this closing condition, the Purchaser's remedies are limited to reducing the exercise price based on the final DSL approved survey by $100,000, decreasing the exercise price as mutually agreed by the parties, or terminating the Option Agreement, as Amended. Additionally, the Seller is required to cause the applicable governmental authority to release approximately 76 acres of the Property from the requirement under the plat governing it that those acres be used as a park. If the Seller is unable, through no fault of its own, to satisfy this closing condition, the Purchaser's remedies are limited to decreasing the exercise price by $50,000. The exercise price reductions based upon the potential DSL Adjustment, the potential reduction due to the Seller's failure to satisfy the closing conditions described in this paragraph and any potential reduction based upon the Seller's inability to cure any title defects, is limited to a total exercise price adjustment of $100,000.

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                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

       The Seller will be responsible for payment of all documentary revenue stamp taxes, all other taxes associated with the conveyance, the cost of recording the deed for the Property and the costs of all other required recordings. All other expenses, including attorneys fees, are to be paid by the party incurring them. All real estate taxes and assessments shall be prorated between the Seller and the Purchaser up to the date of closing unless the Option Agreement, as Amended, is assigned to the State of Florida and then such taxes and assessments shall be paid by Seller at closing.

       Under Florida law and the regulations of the Florida Division of Land Sales, Condominiums and Mobile Homes (the "Florida Division"), the Company, as a division registrant, is required to submit the proposed sale to the Florida Division for its review and approval. The Company provided the Florida Division with information and supporting documentation on April 8, 1997, but there can be no assurance that the approval of the Division will be obtained or obtained in a timely manner.

       The Option Agreement, as Amended, provides that the option may be exercised during the period beginning with Purchaser's approval of the Option Agreement, as Amended, and ending 120 days after the Trustees' approval of it (the "Option Expiration Date") unless extended by other provisions of the Option Agreement as Amended, if it is assigned to the Trustees. If the Option Agreement, as Amended, is not approved by the Trustees on or before March 3, 1998, or if it is not assigned to the Trustees, then the option shall expire March 3, 1998, unless extended by other provisions of the Option Agreement, as Amended. If the Purchaser does not have the funds to pay the exercise price by the expiration date, the exercise period may be extended until such funds become available, not to exceed 60 days after the Option Expiration Date, by written notice to Seller.

       Closing shall take place 15 days after the Purchaser exercises the option unless defects in the marketability of title exist or other necessary actions have not been taken by Seller.

REASONS FOR BULK SALE OF PROPERTY

       The Company discontinued most of its normal operations in 1994 to focus on the disposition in bulk of its undeveloped, platted, residential real estate. The plan in doing so was to reduce its debt obligations and to improve its financial condition to eventually allow it to resume normal operations and develop its currently undeveloped commercial real estate or to sell the remainder in bulk and to thereafter use the proceeds to continue operations, but perhaps in another venue. The potential sale to the Conservancy is an integral part of that plan.

       As stated above under "--PGIP, L.L.C.", although the First Mortgage Indebtedness is currently in default, PGIP has agreed to forego foreclosure if the Company implements a satisfactory program of land sales such that a portion of the proceeds of such sales satisfactory in amount to PGIP, is used to repay the First Mortgage Indebtedness. PGIP has informed the Company that it would be willing to release its first mortgage on the Property owned by the Company to allow it to be sold in bulk to the Conservancy provided that the proceeds of such a sale are used to repay all or a major portion of the First Mortgage Indebtedness. PGIP has informed the Company that if the Shareholders do not approve the proposed sale of the Property,

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                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

PGIP will likely be forced to foreclose on the Property to satisfy the Company's indebtedness to it.

       The Company has concluded that it does not have any other reasonable prospects to prevent foreclosure. Further, the Company does not view the proposed sale of the Property to the Conservancy as a distress sale with regard to the Exercise Price and terms but, rather, the Exercise Price represents a fair price for the Property. The Company believes that the Option Agreement, as Amended, and potential sale represents the Company's best opportunity to obtain the liquidity necessary immediately to meet certain of its other financial obligations and is consistent with the plan described in the first paragraph of this subsection.

       Further, the Company has concluded that selling the Property in bulk to the Conservancy will provide the Shareholders greater value than continuing to attempt to sell the Property to another real estate developer. It believes that any real estate developer with the experience and financial resources necessary to purchase the Property will continue to be uninterested in purchasing the Property, recognizing that it would undoubtedly encounter the same problems in attempting to develop, and resell the Property that the Company did. Further serving to depress the value of the Property to a real estate developer would be its recognition that the cost to acquire the Property from the Company and to upgrade it would probably be much greater than the cost to purchase existing improved property. Such developers know that there are thousands of other individual lots and many developments of bulk sale lots in the same general vicinity as the Property that are available at reasonable prices. These properties are included in both golf and nongolf communities.

       In addition, it is likely a developer would experience difficulty in obtaining financing to purchase the Property from the Company, given the problems past creditors of the Company experienced. Finally, there are certain impediments facing developers of undeveloped real estate such as the Property that makes it unattractive. Among these impediments are compliance with environmental and conservation laws. In the final analysis, the Company has concluded that a bulk sale is its only viable alternative.

EXERCISE PRICE CONSIDERATIONS

       The Conservancy has advised the Company that it is prohibited by law from allowing the Company to review the Conservancy Appraisals. The Exercise Price is based on two appraisals (the "Conservancy Appraisals") which are only available to the Conservancy and the State of Florida at this time. The Company has been orally assured by the Conservancy however, that the Exercise Price represents no less than 90% of the value of the Property as contained in the Conservancy Appraisals. The Company has been further advised that the Conservancy is prohibited by law from expending more to purchase property than its appraised value. Because its expenses in consummating a sale are included in the amount it is allowed to pay, the Conservancy cannot pay the full amount of the Conservancy Appraisal.

       Despite the fact that the Company cannot review the Conservancy Appraisals, and that the Exercise Price may be ninety percent of the Conservancy Appraisal, the Company is willing to sell the Property for the Exercise Price because no other buyer has agreed to purchase the

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                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

Property for an amount even approaching the Exercise Price, although the Company has been actively pursuing a bulk sale.

       In exercising its business judgment as directors of the Company, Messrs. Love and Schiffer, who themselves are experienced real estate professionals who know the Florida real estate market, concluded that the Exercise Price was reasonable even though they had not reviewed the Conservancy Appraisal.

       Even though the Company has not reviewed the Conservancy Appraisal, the Exercise Price was the result of intense and prolonged negotiations and the Company is confident it received the highest price for the Property that the Conservancy was willing to pay.

       The Company has had access to other appraisals of the land of which the Property is a part. In September 1995, PGIP contracted for an update to an appraisal conducted seven years ago on the bulk acreage owned by the Company and of which the Property is a part. The updated appraisal reflected a value of approximately $4,855 per acre. In 1992, a predecessor of First Union, the Company's former primary bank lender, obtained an appraisal reflecting a value of approximately $2,930 per acre, and PGIP obtained another appraisal in September 1995, which reflected a value of approximately $2,500 per acre.

       The Company acknowledges that the updated September 1995 appraisal described in the immediately preceding paragraph reflects a higher value than the Per Acre Price of $2,816.43 used to determine the Exercise Price for the Property. Appraisals do not necessarily reflect what a real buyer is actually willing to pay for a piece of real estate. Appraisals can vary based on the appraiser's background and experience, the year in which the appraisal is done, the contemplated use of the property being appraised, and prices received for nearby properties. Recognizing that other appraisals reflected a higher Per Acre Price than $2,816.43, the Company believes that the Per Acre Price of $2,816.43 reflects the most accurate valuation of the Property, in view of the fact that there are no other interested purchasers and is the best measure of the Property's value.

       Pragmatically, the Company is of the view that appraisals aside, the Option Agreement, as Amended, is the only viable offer the Company has received or is likely to receive on the Property. The Exercise Price represents the best prospect the Company has had to date to sell the Property and to obtain a measure of liquidity required to reduce its indebtedness, particularly the First Mortgage Indebtedness.

       LPGI received an appraisal dated April 30, 1997 from Lee Pallardy, Inc., an unaffiliated entity, which supports a value of $3,750 per acre for the 350 acres which it owns, based on its frontage on Highway 98. L-PGI will be allocated that amount per acre, or an aggregate $1,312,500 for the 350 acres being sold by it, such that approximately $13,446,835 of the Exercise Price is allocated to the 4,890 acres of the Property being sold by the Company. The Company believes the appraised per acre value of the 350 acres being sold by L-PGI is greater than the Per Acre Price for the Property being sold by the Company because of several factors, including the proximity of the 350 acres to other developments, and their amenities, and because such acres front on Highway 98.

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

USE OF PROCEEDS

      If the Option Agreement, as Amended, is approved by the Shareholders and the sale of the Property to the Conservancy is consummated, and assuming that PGIP, the holder of the Company's First Mortgage Indebtedness, approves the offer of the Company described in the next paragraph, the Company intends to apply the net proceeds of the sale to retire all but $1 million dollars of the First Mortgage Indebtedness. The net proceeds of the sale, including the $1 million made available by leaving in place a portion of the First Mortgage Indebtedness in like amount will be held in escrow and made available to the Company on a restricted basis as described below. Such proceeds are sometimes hereinafter referred to as the "Restricted Proceeds." The purpose of the Restricted Proceeds is to provide the Company with funds sufficient to meet operating expenses and its other obligations in order to maintain its existence.

      To induce PGIP to release its entire first mortgage on the Property notwithstanding that the First Mortgage Indebtedness has not been paid in full, the Company has offered to leave in place a first mortgage in favor of PGIP on the approximately 370 acres of real estate the Company will own after the sale to the Conservancy is consummated (the "Retained Acreage"). As further inducement, the Company has offered to place the Restricted Proceeds in an escrow with PGIP. The Company will pledge its interest in the escrow and the Restricted Proceeds as additional collateral for the First Mortgage Indebtedness.

      In addition to the First Mortgage Indebtedness, the portion of the Property to be sold by the Company is also encumbered by a second mortgage in favor of Love-1989 Florida Partners, L.P. ("Love-1989") securing the indebtedness owed to Love-1989 represented by subordinated debentures issued by the Company (the "Debentures"). See "Certain Relationships and Related Transactions" for an expanded discussion of the Debentures and the relationship of Messrs. Love and Schiffer with Love-1989. To induce
Love-1989 to release its second mortgage on the Property, the Company will grant to it a substitute second mortgage on the Retained Acreage, behind the First Mortgage held by PGIP. However, because the Retained Acreage is approximately 280 acres less than the acreage which originally secured the Debentures, the Company has also agreed to grant a security interest behind that held by PGIP in the Restricted Proceeds which will be under the control of PGIP. See "Prospects for the Retained Acreage." Finally, See "Conflicts of Interest" for a discussion of the Company's recognition of the competing interests facing Messrs. Love and Schiffer.

      Approximately $700,000 of the proceeds of the contemplated sale to the Conservancy will be used to establish an escrow in favor of the Florida Division. This escrow is required as consideration for the release by the Florida Division of a mortgage granted to it on a portion of the Property the Company intends to sell to the Conservancy which it was originally compelled to grant in favor of the Florida Division to assure completion of certain roads on property developed by the Company. See "Certain Relationships and Related Transactions."

      The remaining proceeds shall be used to pay the real estate taxes (including interest and penalties) on the Property ($789,000 at November 30, 1997) with the balance to be applied to the expenses incurred in connection with the contemplated sale, legal and accounting fees and payment of a judgment against the Company, as set out in the table below.

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                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

      Assuming the amount of the gross proceeds from the sale of the Property is approximately $14,759,335 and a sale closing date of November 30, 1997, the use of proceeds is set forth in tabular form below. As stated under "-- Summary of the Option Agreement, as Amended," the Exercise Price of $14,759,335 is based upon the approximately 5,240 acres comprising the Property, multiplied by the price per acre set forth in the Option Agreement, as Amended. The actual number of acres may be different after the pre-closing survey required by the Option Agreement, as Amended. The
Exercise Price may also be decreased if the Per Acre Price is decreased pursuant to the determination of the DSL or for any of the other reasons set forth under "-- Summary of the Option Agreement, as Amended."

          DESCRIPTION                                                11/30/97 AMOUNT
          -----------                                                ---------------
Gross Sale Proceeds of 5,240 Acres                                     $14,759,335
Amount Allocable to 350 Acres                                           (1,312,500)
    Owned by LPGI
Expenses of Sale                                                          (500,000)
Delinquent Taxes, Penalties and Interest                                  (617,000)
Accrued Tax Adjustment for 1997                                           (172,000)
Legal Fees Relating to Property                                           (130,000)
    And Sale Thereof                                                   -----------
Net Proceeds of Sale of Land by PGI                                    $12,027,835

First Mortgage Principal ($7,343,516                                    (6,343,516)
    less: $1.0m remaining)
First Mortgage Interest                                                 (3,375,074)
                                                                       -----------
Subtotal                                                                 2,359,245

Funds Required for Escrow to State                                        (700,000)
    of Florida
Judgment                                                                  (115,339)
                                                                       -----------
Restricted Proceeds to be Held in Escrow by                            $ 1,493,906
    PGIP for Contingencies, Expenses Related                           ===========
    to Carrying Retained Acreage Until Sold
    and Other Corporate Purposes of PGI, All
    Subject to Approval of PGIP

      The use of proceeds as set forth above results in a payment of first mortgage principal and interest to PGIP of $9,718,590. After payment of its debts and liabilities, PGIP would make cash distributions to its members in accordance with its Operating Agreement. LSHC, which holds 72% of the PGIP limited liability company interests, would receive approximately $2,450,000 in excess of its investment in PGIP. Because Messrs. Love and Schiffer, the Company's only directors and executive officers, own 52% of LSHC, they could be deemed to have "profited" by approximately $1,274,000. The amount of profit to LSHC and Messrs. Love

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                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

and Schiffer is based on the current use of proceeds set forth above. It could increase upon payment of the additional $1 million mortgage and interest and by an uncertain amount based upon the incentive arrangements that PGIP has with its investors. Messrs. Love and Schiffer believe that the use of proceeds from the proposed sale to the Conservancy as set forth above will be in the best interests of the unaffiliated holders of the Company's Common Stock because such use repays a significant amount of Company indebtedness to creditors of the Company who have priority in the assets of the Company ahead of the holders of the Company's Common Stock.

PROSPECTS FOR THE RETAINED ACREAGE

      If the proposed sale of the Property occurs, the Company's remaining assets will consist primarily of the Retained Acreage. The Company intends to decide after the proposed sale whether it will pursue the development and sale of the Retained Acreage in accordance with its core business plan or whether it will attempt to sell the Retained Acreage in bulk. That decision will depend, in part, on whether the Company believes it can generate more revenue by developing and selling individual lots or by selling in bulk.

      The Company believes that the Retained Acreage may in the future prove to be of greater value than the Property because the Retained Acreage's ratio of acreage to frontage on the proposed Suncoast Expressway is greater than the Property's ratio and because of the proximity of the Retained Acreage to the proposed Suncoast Expressway and to the planned interchange between the Suncoast Expressway and Highway 98. The Company acknowledges that completion of the highway improvements could reasonably be expected to increase materially the value of the Property. The Company fully recognizes, however, that completion of the Suncoast Expressway, if it ever occurs, is still more than five years away, and that any information or projections of enhanced values are purely speculative.

SHAREHOLDER APPROVAL

      The Company is seeking Shareholder approval of the Option Agreement, as Amended, because the agreement requires such approval. The Company does not believe that shareholder approval of the Option Agreement, as Amended, is required by Florida law. Florida law only requires shareholder approval of a sale of assets when the assets sold constitute all or substantially all of the assets of a company and the sale is other than in the usual and regular course of a company's business. Because of the value of the Retained
Acreage, the Company does not necessarily believe that the sale of the Property constitutes all or substantially all of its assets. It is not required to reach this determination, however, in order to conclude that Florida law does not require Shareholder approval of Proposal Three, because the Company has concluded that the proposed sale is in the usual and regular course of its business as set forth in the next paragraph.

      The sale of an undeveloped platted tract of land to a single purchaser pursuant to the Option Agreement, as Amended, is consistent with the Company's purpose of acquiring, owning, selling and conveying real property and has the same goal and effect as the Company's historical bulk sales and sales of homes and homesites to residential purchasers. Further, although the proposed

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                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

sale does involve a large percentage of the Company's assets, such sale will not deprive the Company of its corporate purpose and the Company will retain the valuable Retained Acreage.

      The Company recognizes that the date of the Annual Meeting is subsequent to October 31, 1997, the date that approval of the Company's Shareholders had to be obtained under the terms of the Option Agreement, as Amended. For various reasons, the Company was unable to hold the Annual Meeting on or prior to October 31, 1997. The Company intends nevertheless to submit Proposal Three to the vote of the Shareholders at the Annual Meeting to be held November 25, 1997. The Company views the October 31, 1997 date as a condition of the Option Agreement, as Amended which the Conservancy has the power to waive. In other words, if Proposal Three is approved by the Shareholders, the Conservancy could close the purchase of the Property regardless of when Shareholder approval is obtained.

      It is possible that in seeking the waiver referred to above or in attempting to obtain from the Conservancy another amendment to the Option Agreement, as Amended to further extend the Shareholder approval date requirement, the Company will have to agree to other changes to the Option Agreement, as Amended. As stated above, the Company does not believe that the Florida Act requires that Proposal Three be approved by the Shareholders; Shareholder approval is only being sought because the Option Agreement, as Amended requires it. Accordingly, a vote in favor of Proposal Three will be deemed to be a vote in favor of the Option Agreement, as Amended, as it may be further amended to, among other things, extend the date by which Shareholder approval must be obtained, unless such future amendments result in material changes to the Option Agreement, as Amended.

VOTING

      The shareholder vote required to approve Proposal Three depends upon whether Proposal Two is passed. Assuming Proposal Two is passed, the Company may adjourn the Annual Meeting until such time as the amendment to the Articles of Incorporation has been filed with the Florida Secretary of State and becomes effective.

      If Proposal Two is approved and the meeting is adjourned for the purpose described above, the Florida Act will govern the shareholder vote required to approve Proposal Three. Section 607.0725(3) of the Florida Act provides that in all matters submitted to shareholder vote other than the election of directors, passage requires that the number of votes cast in favor of the proposal exceeds the number of votes cast against it, unless the articles of incorporation or the Florida Act requires a greater number of affirmative votes. Abstentions and broker non-votes, because they are not voted, will have no impact on the vote on Proposal Three.<F2>

[FN]
---------------------
<F2>   Section 607.1205(5) of the Florida Act pertains to the sale of all or substantially all of the assets of a corporation "otherwise than in the usual and regular course of business" and requires the approval of a majority of all the votes entitled to be cast on the transaction. The Company does not believe that Section 607.1205(5) is applicable to the sale of the Property for the reasons set forth in "Proposal Three: Option Agreement for Sale and Purchase -- Shareholder Approval." Nevertheless, if it were held to apply, abstentions and broker non-votes would have the effect of a vote against Proposal Three.

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                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

      If Proposal Two is not approved, passage of Proposal Three is dependant upon the affirmative vote of at least 66-2/3% of the total issued and outstanding Common Stock and Preferred Stock voting as a class. Abstentions and broker non-votes would have the effect of votes cast against Proposal Three.

      L-PGI, which is controlled by Messrs. Love and Schiffer, the Company's only two executive officers and directors, has informed the Board of its intent to vote the shares of Preferred Stock and Common Stock owned or controlled by it (which constitutes 56.5% of the total Company vote) in favor of Proposal Three. Therefore, if Proposal Two is approved, passage of Proposal Three is assured because L-PGI controls enough of the total Company vote on its own to approve Proposal Three. Nevertheless, because passage of Proposal Two is not assured and because the Board believes the sale of the Property and the related use of proceeds is in the best interests of all the Shareholders, the Board recommends that the holders of the Common Stock and the remaining Preferred Stock vote FOR Proposal Three. Shareholders should note that if Proposal Three is approved and if the Property is thereafter sold and the proceeds of the sale are applied as set forth in "--Use of Proceeds," Messrs. Love and Schiffer, the only two executive officers and directors of the Company may be deemed to have "profited" by approximately $1,274,000. See "--Use of Proceeds." See also "Certain Relationships and Related Transactions."

      Finally, See "Conflicts of Interest" for a discussion of the Company's recognition of the competing interests facing Messrs. Love and Schiffer.


            INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE

      Financial Statements for the Company's two most recent fiscal years ended December 31, 1996, and for the six month period ended June 30, 1997 are incorporated by reference from the Company's Form 10-KSB for the years ended December 31, 1996, as amended by Form 10KSB/A-1, and Form 10-QSB/A for the quarter ended June 30, 1997, respectively.

      Appendix C sets forth the unaudited pro forma balance sheet and statement of earnings of the Company giving effect to the consummation of the proposed sale of the Property as if the closing were as of June 30, 1997 and assuming the use of proceeds as described herein.


                           DISSENTERS' RIGHTS

      Because the Company does not believe that the proposed transaction involves a sale of all or substantially all of the Company's assets "other than in the usual and regular course of its business," the Company does not believe that Shareholders are entitled to dissenters' rights under Florida law in connection with the Proposal Three. The Company is providing the following discussion of dissenters' rights to allow Shareholders to protect their rights in the event the proposed transaction represented by Proposal Three is determined to involve a sale of all or substantially all of the Company's assets other than in the usual and regular course of its business. A copy of the relevant sections of the Florida Act regarding dissenters' rights, which

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

sets forth the procedures that must be followed to exercise the right to dissent, is included as Appendix D to this Proxy Statement.

THE FOLLOWING DISCUSSION REPRESENTS ONLY A SUMMARY OF THE FLORIDA STATUTES REGARDING THE RIGHTS OF DISSENTING SHAREHOLDERS AND DOES NOT PURPORT TO BE COMPLETE. THE PRESERVATION AND EXERCISE OF DISSENTERS' RIGHTS ARE CONDITIONED ON STRICT ADHERENCE TO THE APPLICABLE PROVISIONS OF THE ACT HEREINABOVE REFERRED TO. ANY SHAREHOLDERS WISHING TO EXERCISE SUCH RIGHTS ARE ENCOURAGED TO REVIEW THE SECTIONS HEREINABOVE REFERRED TO OF THE ACT AND TO CONSULT WITH THEIR OWN ATTORNEY. NOTHING HEREIN IS NOR SHALL IT BE DEEMED AN ADMISSION BY THE COMPANY THAT DISSENTERS' RIGHTS APPLY TO ANY OF THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING.

      Any Shareholder who wishes to attempt to exercise dissenters' rights must deliver to the Secretary of the Company, before the Annual Meeting, written notice of his or her intent to demand payment for his or her shares in the event the proposed transaction is consummated. A Shareholder is only entitled to exercise dissenters' rights if he or she does not vote in favor of the proposed transaction. Shareholders are only entitled to exercise dissenters' rights with respect to shares of Voting Capital Stock owned by them. A Shareholder may dissent as to less than all shares registered in his name. Any such Shareholder who has exercised dissenters' rights will not be entitled to vote, be entitled to payment of dividends or distributions or be entitled to exercise any other rights as a Shareholder with respect to those shares of Voting Capital Stock as to which dissenters' rights were validly perfected, unless such Shareholder withdraws the election to exercise dissenters' rights.

      All correspondence to the Company should be sent to 212 South Central Avenue, Suite 100, St. Louis, Missouri 63105, Attention: Andrew S. Love, Jr., Secretary.


              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In order to conserve cash and permit management to concentrate on achieving a sale of all or a portion of its real estate, in 1994 the Company moved its administration and accounting offices to the offices of LREC in St. Louis, Missouri. LREC, a Missouri corporation, is an affiliate of LPGI, and is located at 212 South Central Avenue, Suite 100, St. Louis, Missouri 63105. A fee of $8,350 per month is paid to LREC for the following services:

      1.        Maintain books of original entry;
      2.        Prepare quarterly and annual SEC filings;
      3.        Coordinate the annual audit;
      4. Assemble information for tax filing, review reports as prepared by tax accountants and file same;
      5.        Track Shareholder records through transfer agent;
      6. Maintain policies of insurance against property and liability exposure;
      7.        Handle payroll and benefits for Sugarmill location;

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

      8.        Handle daytoday accounting requirements; and
      9.        Provide telephone and computer services.

      Although an amount is paid to LREC as reimbursement for expenses and as a fee for providing management services to the Company, neither the Company nor LREC maintain records which would allow them to attribute any portion of the aforementioned $8,350 per month to reimbursement of particular expenses or to payment for the management services performed for the Company by individual employees of LREC, including Messrs. Love and Schiffer.

      Effective as of March 25, 1987, the Company entered into the Management Agreement with LREC. As a consultant to the Company and in addition to the above services, LREC provides other services including, but not limited to, strategic planning, marketing and financing as requested by the Company. In consideration for these consulting services, the Company pays LREC a quarterly consulting fee of onetenth of one percent of the book value of the Company's assets, plus reasonable outofpocket expenses. As of December 31, 1996 the book value of the Company's assets was approximately $11.0 million. Consulting fees totaling $46,000 and $49,000 were accrued respectively during 1996 and 1995, of which $10,000 was paid in 1995. In July 1992 accrued management fees were reduced by $1,042,000 as partial consideration for the conveyance by the Company of 350 acres of real estate to LPGI, which conveyance is described in more detail in the paragraph below describing the Debentures. These 350 acres comprise a portion of the Property to be sold to the Conservancy pursuant to the Option Agreement, as Amended.

      The Management Agreement will continue in effect until terminated upon 90 days prior written notice by a majority vote of the Company's directors who have no financial interest in LREC or in any LREC affiliated entity. Currently all directors have a financial interest in LREC or one of its affiliates.

      Mr. Love receives a nominal salary from LREC. Although Mr. Schiffer receives a salary from LREC, such salary compensates him for his services to LREC, which provides consulting services for numerous other entities affiliated with the Company, and none of the amount earned by LREC under the Management Agreement is intended to be allocated or attributable to any officer or employee, including Mr. Schiffer, of LREC. No part of Mr. Schiffer's annual salary from LREC is directly attributable to the management services he performs for the Company as an employee of LREC pursuant to the Management Agreement.

      In 1996 and 1995, an affiliate of L-PGI, Love Investment Company, made uncollateralized loans to the Company, which at December 31, 1996 and 1995 had a total outstanding balance, excluding accrued interest, of $325,000 and $60,000, respectively. Interest charged on these loans was $17,700 and $300 for 1996 and 1995 respectively.

      In September, 1995, the Company sold promissory notes and mortgages with principal balances of $180,000 to the Love Real Estate Company Profit Sharing Plan (1994).

      In 1989, the Company sold an aggregate $2,282,451 principal amount of the Debentures in a private placement to Love-1989. The general partner of Love-1989 is Love Investment

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

Company, which is owned by Mr. Love, Love family members and trusts, the Estate of Martha Love Symington and Mr. Schiffer. The above purchase by Love-1989 of the Debentures was funded in part with a loan from LPGI. Love-1989 has since repaid the debt to LPGI in full, in part by transferring a portion of the Debentures held by Love-1989 to LPGI. In July 1992, as partial consideration for the Company's conveyance of 350 acres of property to L-PGI, the Company retired $782,000 in principal amount of the Debentures held by LPGI together with $389,000 in accrued interest. The maturity date on all of the remaining Debentures was extended to July 8, 1997 so that as of the date of this Proxy Statement, the Debentures are in default.

      The Debentures are in part collateralized by a second mortgage in favor of Love-1989 on 650 acres of the Property owned by the Company which would be sold to the Conservancy. The 350 acres transferred to L-PGI as described above are also included in the Property proposed to be sold under the Option Agreement, as Amended. The Company intends to grant a second mortgage on the Retained Acreage to induce Love-1989 to release its second mortgage on the 650 acres of the Property to be sold to the Conservancy and to grant a security interest behind that held by PGIP in the escrow of the Restricted Proceeds which will be under the control of PGIP.

      As of December 31, 1996, Love-1989 held $796,950 principal amount of the Debentures with respect to which there was at that date accrued and unpaid interest in the amount of $1,399,397. In 1990, $703,050 principal amount of the Debentures were transferred by Love-1989 to one of its (now former) limited partners. That former limited partner continues to hold such Debentures and as of December 31, 1996 there was accrued and unpaid interest with respect thereto in the amount of $1,204,277.

      In 1985, a corporation owned by Alfred M. Johns, the former Chairman of the Company, and his family made an uncollateralized loan to the Company which at December 31, 1996 had an outstanding balance, excluding accrued interest, of $176,000. Besides being a direct owner of Common and Preferred Stock, Mr. Johns has no other direct or indirect affiliations with the Company.

      For the past several years, First Union, the Company's former primary bank lender, had been threatening to foreclose on substantially all of the Company's real estate. This would have forced a liquidation of the Company. To prevent foreclosure, Messrs. Love and Schiffer, who control a large portion of the Voting Capital Stock through their affiliation with L-PGI and who are the Company's only directors and executive officers, formed PGIP in August 1995 to purchase the Company's First Mortgage Indebtedness and to accept the assignment from First Union of the first mortgage securing repayment of the First Mortgage Indebtedness.

      On March 28, 1996, First Union assigned to PGIP all of its right, title and interest in and to the loan documents (i) evidencing First Union's credit agreements with the Company and Company's subsidiaries, Sugarmill Woods, Burnt Store Marina, Inc., and Gulf Coast Credit Corporation, and (ii) securing such indebtedness with substantially all of the Company's real estate (the "Loan Documents"). At the time of the assignment, the First Mortgage Indebtedness was approximately $9,007,000 in principal and accrued interest.

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

      PGIP purchased the First Mortgage Indebtedness for a total purchase price of approximately $5,548,000 (the "Purchase Price"), including amounts paid by PGIP to First Union prior to the closing of the purchase, or approximately 61.1% of the First Mortgage Indebtedness. The assignment of the Loan Documents to PGIP was pursuant to the terms and conditions of that certain Note and Loan Documents Purchase Agreement dated as of October 12, 1995, by and between First Union, PGIP, the Company and certain of its subsidiaries, as amended by letter agreements dated November 10, 1995, December 15, 1995, January 17, 1996 and February 16, 1996 and as further amended by that certain Modification of Note and Loan Documents Purchase Agreement dated as of March 28, 1996.

      PGIP borrowed $3,249,521 of the Purchase Price from First Union evidenced by notes executed in favor of First Union (the "PGIP Notes"). The PGIP Notes bear interest at the prime rate as published in the Wall Street Journal plus 1% and matured on June 1, 1997. First Union extended repayment of the PGIP Notes to September 30, 1997. First Union has orally agreed to a further extension to November 30, 1997. Interest on the PGIP Notes is payable monthly. As security for payment of its obligations under the PGIP Notes, PGIP assigned back to First Union all of its right, title and interest in and to the Loan Documents.

      While PGIP was negotiating with First Union regarding the purchase of the First Mortgage Indebtedness, First Union and the Company entered into a series of forbearance agreements, so that First Union would not foreclose on the Company's real estate. As a condition to First Union's execution of the forbearance agreement, Purchaser paid First Union multiple nonrefundable forbearance fees totaling $168,000 on December 31, 1995 ($273,000 as of March 28, 1996), which were applied to the purchase price of the Loan Documents.
In addition, upon execution of the Note and Loan Documents Purchase Agreement, PGIP paid First Union a nonrefundable initial loan purchase installment of $241,617 (the "Initial Loan Purchase Payment") which was applied against the Purchase Price which was paid at closing on March 28, 1996. The Initial Loan Purchase Payment paid to First Union was used by
First Union to pay the Company's 1993 property tax owed to Citrus and Hernando Counties, Florida.

      Although First Union would have been willing to accept repayment of a discounted amount from the Company in exchange for cancellation of the First Mortgage Indebtedness, the Company was unable to take advantage of this corporate opportunity because it did not have the liquidity, borrowing power or ability to sell equity to raise the money necessary to take advantage of it. That is the reason Messrs. Love and Schiffer formed PGIP to purchase the First Mortgage Indebtedness.

      The largest investor in PGIP is LSHC which holds approximately a 72% interest in, and is a manager of, PGIP. Messrs. Andrew S. Love, Jr. and Laurence A. Schiffer own approximately 52% of all the issued and outstanding voting stock of LSHC and serve as the only directors and executive officers of LSHC. Messrs. Love, Schiffer and LSHC are the managers of PGIP.

       As the purchaser of the Loan Documents, PGIP has a first mortgage on the part of the Property owned by the Company and proposed to be sold to The Nature Conservancy. PGIP accepted assignment of the Loan Documents, which were in default and with respect to which

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

the maturity of the First Mortgage Indebtedness had been accelerated. The Company has been advised by PGIP that it will be the policy of PGIP not to proceed with collection of the principal and interest evidenced and secured by the Loan Documents so long as the Company pursues satisfactory efforts to market and sell the property. PGIP's policy, but not its contractual obligation, will be to facilitate sales of the property by agreeing to the release of property to be sold from the lien of the Loan Documents against payments of the net sale proceeds therefrom, after all expenses, closing costs and the like incurred by the Company in connection with any such sale, in a manner to be agreed upon by PGIP and the Company. The bulk sale of the Property to the Conservancy is an integral part of the plan by which the Company intends to repay PGIP.

      Pursuant to PGIP's operating agreement, all proceeds received from repayment of the First Mortgage Indebtedness are to be distributed to its members prorata with the percent of PGIP interests each owns. Because LSHC owns approximately 72% of the PGIP interests, it will be entitled to approximately 72% of any distributions PGIP makes to its members from proceeds of the sale to the Conservancy received from the Company. Because Messrs. Love and Schiffer (who are the Company's only executive officers and directors) own approximately 52% of LSHC, they may be deemed to have "profited" by approximately 52% of the amount by which LSHC's prorata portion of the distribution from PGIP exceeds the amount LSHC paid for its PGIP interests, or by approximately $1,274,000, based on a closing of the sale of the Property on November 30, 1997 and the immediate distribution of available cash at that time. See "-- Use of Proceeds". Messrs. Love and Schiffer believe that the use of proceeds from the proposed sale to the Conservancy as set forth above will be in the best interests of the unaffiliated holders of the Company's Common Stock because such use repays a significant amount of Company indebtedness to creditors of the Company who have priority in the assets of the Company ahead of the holders of the Company's Common Stock.

      The Company believes that the foregoing transactions were on terms comparable to those which would have been obtained from unaffiliated persons.


                         CONFLICTS OF INTEREST

      Messrs. Schiffer and Love have fiduciary obligations to PGI, L-PGI, Love-1989, LREC and PGIP, due to their managerial roles with each. They also have varying degrees of personal financial stakes in each of those entities due to their ownership of or their employment with each of those entities.
It will be virtually impossible for Messrs. Love or Schiffer, acting in their official capacities with all of the aforementioned entities or as controlling investors in them, to uniformly take actions that will be in the best interests of PGI and each of those other entities. It is possible that some actions which may in the future be taken by Messrs. Schiffer and Love in their official capacities as fiduciaries of L-PGI, Love-1989, and LREC will not be in the best interests of the Shareholders of PGI. Messrs. Schiffer and Love may even feel compelled to take actions in those capacities that would be directly adverse to the best interests of PGI because those actions would be advantageous for or in the best interests of L-PGI, Love-1989 or LREC. To the extent possible, however, they will attempt to take actions that are in the best interests of the constituencies of all the entities to which they have fiduciary obligations. Messrs. Schiffer

                                                         PRELIMINARY PROXY
                                                       Dated October 30, 1997

and Love believe that passage of Proposals Two and Three are in, or are at least not opposed to, the best interests of the Shareholders.

The relationship between Messrs. Love, Schiffer and the entities with which they are affiliated is set forth in graphic form on Appendix A attached hereto.


                   INDEPENDENT PUBLIC ACCOUNTANTS

      The Company is presently utilizing the services of BDO Seidman, LLP, the Company's independent auditor for the last three years, and the Company anticipates that BDO Seidman, LLP will be the auditor for the current fiscal year. Representatives of BDO Seidman, LLP will be present at the Annual Meeting and will be available to make a statement and respond to appropriate questions.


                        SHAREHOLDERS' PROPOSALS

      Any Shareholder proposals intended to be presented at the 1998 Annual Meeting must be received by the Company at its principal executive offices
no later than                   , 1998 in order to be considered for
              ------------------
inclusion in the Proxy Statement.


                           OTHER MATTERS

      As stated elsewhere herein, the Board knows of no other matters to be presented for consideration at the Annual Meeting by the Board or by Shareholders who have requested inclusion of proposals in the Proxy Statement. If any other matters shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their best judgment.

      The cost of preparing and mailing this Proxy Statement and the accompanying materials and the cost of any supplementary solicitations will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or facsimile, by regular employees of the Company, without additional compensation. Brokerage firms, banks, nominees and others will be requested to forward proxy materials to the beneficial owners of the Common Stock and Preferred Stock held by them of record, and the Company will reimburse them for their reasonable outofpocket and clerical expenses.

                                 , 1997
----------------------------  ---

                           PGI INCORPORATED

         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR ANNUAL MEETING OF SHAREHOLDERS ON NOVEMBER 25, 1997

      The undersigned hereby appoints Andrew S. Love, Jr. and Laurence A.Schiffer, and each of them, with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Shareholders of PGI Incorporated (the "Company"), to be held at the offices of the Company at 212 South Central Avenue, Suite 100, St. Louis, Missouri 63105, on Tuesday, November 25, 1997, at 3:00 p.m., local time, and all adjournments thereof, and there to vote, as indicated below, the shares of Common Stock of the Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.

1) ELECTION OF DIRECTORS     / / FOR all nominees     / / WITHHOLD AUTHORITY
                             (except as marked to     to vote for all nominees
                             the contrary below)      listed below

                             Andrew S. Love, Jr.      Laurence A. Schiffer

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME HERE.)
                                ---------------------------------------

2) To consider and act upon a proposal to rescind Article XII of the Articles of Incorporation.

      / / FOR         / / AGAINST        / / ABSTAIN

3) To consider and act upon a proposal to approve the Option Agreement For Sale and Purchase as Amended and the intended use of proceeds from the sale.

      / / FOR         / / AGAINST        / / ABSTAIN

4) In their discretion, the proxies are authorized to vote the shares of the undersigned for any nominee other than nominees with respect to whom authority to vote has been withheld, and to vote upon such other business as may properly come before the meeting and all adjournments thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

      IF NO DIRECTION IS MADE, THE PROXY WILL BE FOR THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS, AND FOR PROPOSAL TWO AND FOR PROPOSAL THREE.

--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby revokes all proxies heretofore given by the undersigned for said meeting. This proxy may be revoked prior to its exercise.

                         Dated: ------------------------------, 1997


                         ----------------------------------------------------
                                              Signature


                         ----------------------------------------------------
                                              Signature

                         Note: Please sign exactly as your name or names appear hereon. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a Corporation, please give title as such. For joint accounts, all named holders should sign.


PLEASE VOTE, DATE, SIGN, AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

            NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

                                                                     APPENDIX A


               [SUMMARY OF OWNERSHIP OF PGI INCORPORATED GRAPH]

                 [SUMMARY OF OWNERSHIP OF PGIP, L.L.C. GRAPH]

                                                                     APPENDIX B

                    OPTION AGREEMENT FOR SALE AND PURCHASE

THIS AGREEMENT is made this 31st day of January, 1997, between Sugarmill Woods, Inc., a Florida corporation, and LOVEPGI Partners, L.P., a Missouri limited partnership whose address is 212 South Central, Suite 100, St. Louis, MO 631053506, collectively referred to as "Seller" and The Nature Conservancy, a nonprofit District of Columbia corporation, qualified as a public charity pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and authorized to transact business in the State of Florida as The Nature Conservancy, Inc., whose address is 222 S. Westmonte Drive, Suite 300, Altamonte Springs, FL 32714, and its successors and assigns as "Purchaser."

1.    GRANT OF OPTION.  Seller hereby grants to Purchaser and its successors
      ---------------
and assigns the exclusive option to purchase the real property located in Citrus and Hernando counties, Florida, described in Exhibit "A", together with all improvements, easements and appurtenances and riparian and littoral rights, if any (the "Property"), in accordance with the provisions of this Agreement. The legal description of the Property described in Exhibit "A" may be modified prior to closing to match the final DSLapproved legal description of the Property. This Agreement becomes legally binding on Seller upon Seller's execution of the Agreement, but exercise of the option is subject to approval by the Board of Governors of the Purchaser and/or by the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida (the "Trustees"), whose address is Florida Department of Environmental Protection, Division of State Lands, 3900 Commonwealth Blvd., Mail Station 115, Tallahassee, Florida 32399, if this option is assigned to the Trustees, and is effective only if Purchaser gives written notice of exercise to Seller. If this option is assigned to the Trustees, the Trustees' agent in all matters shall be the Division of State Lands of the Florida Department of Environmental Protection ("DSL").

2.    OPTION TERMS.  The option payment is $100.00 ("Option Payment"), the
      ------------
receipt and sufficiency of which is hereby acknowledged by Seller. The option may be exercised during the period beginning with Purchaser's approval of this Agreement and ending 120 days after Trustees' approval of this Agreement ("Option Expiration Date"), unless extended by other provisions of this Agreement, if this Agreement is assigned to the Trustees. If this Agreement is not approved by the Trustees on or before May 28, 1997, or if the Agreement is not assigned to the Trustees, then the Option Expiration Date shall be May 28, 1997, unless extended by other provisions of this Agreement. In the event Purchaser's funds in the amount of the Purchase Price (as hereinafter defined in paragraph 3.A.) are not available by the Option Expiration Date the period of exercise of the option may be extended until such funds become available, not to exceed 60 days after the Option Expiration Date, by written notice to Seller.

3.A.  PURCHASE PRICE.  The purchase price ("Purchase Price") for the
      --------------
Property is Fourteen Million Seven Hundred Fifty-Nine Thousand Three Hundred Thirty-Five Dollars ($14,759,335.00) which, after reduction by the amount of the Option Payment, will be paid in cash (or, if this option is assigned to the Trustees in accordance with paragraph 20., by state warrant) at closing to Seller or Seller's designated agent who meets the requirements of Section 259.041(17), Florida Statutes. The Purchase Price is subject to adjustment in accordance with paragraph 3.B. This Agreement is contingent upon approval of the Purchase Price by Purchaser and upon confirmation that the final Purchase Price is not in excess of the maximum value of the Property as determined in accordance with Section 259.041(7), Florida Statutes ("DSL Approved Value"). The determination of the final DSL Approved Value and the final Purchase Price can only be made after the completion and DSL's approval of the survey required in paragraph 5.

3.B.  ADJUSTMENT OF PURCHASE PRICE.  The Purchase Price set out in paragraph
      ----------------------------
3.A. above is based on $2,816.43 per acre ("Acre Price") for an estimated 5,240.45 unsurveyed acres ("Acres"). For purposes of this Agreement, Acres shall mean those lands located within the boundary of the final DSL approved survey required by paragraph 5. hereof. The Purchase Price shall be adjusted and the final Purchase Price shall be obtained by multiplying the lower of the Acre Price or the final DSL approved maximum value per Acre permitted to be paid under Section 259.041(7), Florida Statutes ("Final DSL Approved Acre Value"), by the surveyed Acreage shown on the final DSL approved survey required by paragraph 5. hereof. The Acre Price as set forth above in this paragraph 3.B. will not decrease unless the Acre Price is in excess of the Final DSL Approved Acre Value. If it is determined by DSL that the Acre Price is in excess of the Final DSL Approved Acre Value, the Acre Price will be reduced to the Final DSL Approved Acre Value. If the Final Adjusted Purchase Price is decreased by more than $100,000.00 because of a reduction in the Acre Price, Seller shall, in its sole discretion, have the right to terminate this Agreement and neither party shall have any further obligations under this Agreement. If Seller elects to terminate this Agreement, Seller shall provide written notice to Purchaser of his election to terminate this Agreement within 10 days after Seller's receipt of written notice from Purchaser of the final adjusted Purchase Price. In the event Seller fails to give Purchaser a written notice of termination within the aforesaid time period from receipt of Purchaser's written notice, then Seller shall be deemed to have waived any right to terminate this Agreement based upon a reduction in the Purchase Price originally stated in paragraph 3.A. The Seller acknowledges that the Acre Price and the estimated number of Acres may vary substantially from the Final DSL Approved Acre Value and the surveyed Acres as shown on the final DSL approved survey required by paragraph 5. hereof.

Notwithstanding any provision herein to the contrary, the final adjusted Purchase Price shall not exceed $14,759,335.00; even though this amount may be less than the final DSL Approved Value of the Property.

4.A.  ENVIRONMENTAL SITE ASSESSMENT.  Seller shall, at his sole cost and
      -----------------------------
expense and at least 15 days prior to the Option Expiration Date, furnish to Purchaser a Phase I environmental site assessment of the Property, and, if recommended in the Phase I environmental site assessment, a Phase II environmental site assessment both of which meet the standards and requirements of Purchaser. However, should the cost of the Phase II environmental site assessment exceed $20,000, Seller may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. It is Seller's responsibility to ensure that the environmental consultant contacts Purchaser regarding these standards and requirements. Seller shall use the services of a competent, professional consultant with expertise in the environmental site assessment process to determine the existence and extent, if any, of Hazardous Materials on the Property. For purposes of this Agreement "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste of any kind or any other substance which is regulated by any Environmental Law (as hereinafter defined in paragraph 4.B.). The environmental site assessment shall be certified to Purchaser and the date of certification shall be within 45 days before the date of closing, unless this 45 day time period is waived by DSL.

4.B.  HAZARDOUS MATERIALS.  In the event that the environmental site
      -------------------
assessment provided for in paragraph 4.A. confirms the presence of Hazardous Materials on the Property, Purchaser, at its sole option, may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. Should Purchaser elect not to terminate this Agreement, Seller shall, at his sole cost and expense and prior to the exercise of the option and closing, promptly commence and diligently pursue any assessment, clean up and monitoring of the Property necessary to bring the Property into full compliance with any and all applicable federal, state or local laws, statutes, ordinances, rules, regulations or other governmental restrictions regulating, relating to, or imposing liability or standards of conduct concerning Hazardous Materials ("Environmental Law"). However, should the estimated cost of clean up of Hazardous Materials exceed $100,000, Seller may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. In the event that Hazardous Materials placed on the Property prior to closing are discovered after closing, Seller shall remain obligated hereunder, with such obligation to survive the closing and delivery and recording of the deed described in paragraph 8. of this Agreement and Purchaser's possession of the Property, to diligently pursue and accomplish the clean up of Hazardous Materials in a manner consistent with all applicable Environmental Laws and at Seller's sole cost and expense.

Further, in the event that neither party elects to terminate this Agreement as provided above, Seller shall indemnify and save harmless and defend Purchaser, its officers, servants, agents and employees from and against any and all claims, suits, actions, damages, liabilities, expenditures or causes of action of whatsoever kind arising from Hazardous Materials placed on the Property prior to closing whether the Hazardous Materials are discovered prior to or after closing. Seller shall defend, at his sole cost and expense, any legal action, claim or proceeding instituted by any person against Purchaser as a result of any claim, suit, or cause of action for injuries to body, life, limb or property for which Hazardous Materials placed on the Property prior to closing are alleged to be a contributing legal cause. Seller shall save Purchaser harmless from and against all judgments, orders, decrees, attorney's fees, costs, expenses and liabilities in and about any such claim, suit, investigation or defense thereof, which may be entered, incurred or assessed as a result of the foregoing.

The contractual limitation on Seller's contractual obligation to indemnify Purchaser and clean up the Property as specified in this paragraph 4.B. shall not be construed to limit Seller's legal liability under any Environmental Law for Hazardous Materials located on the Property or to limit Purchaser's legal and equitable remedies against Seller under any Environmental Laws for Hazardous Materials located on the Property.

5.    SURVEY.  Seller shall, at his sole cost and expense and not less than
      ------
30 days prior to the Option Expiration Date, deliver to DSL a current boundary survey of the Property prepared by a professional surveyor and mapper licensed by the State of Florida which meets the standards and requirements of DSL ("Survey"). It is Seller's responsibility to ensure that the surveyor and mapper contacts the Bureau of Survey and Mapping in DSL regarding these standards and requirements and the cost of the Survey prior to the commencement of the Survey. The Survey shall be certified to Purchaser and the title insurer and the date of certification shall be within 90 days before the date of closing, unless this 90 day time period is waived by DSL and by the title insurer for purposes of deleting the standard exceptions for survey matters and easements or claims of easements not shown by the public records from the owner's title policy. If the Survey shows any encroachment on the Property or that improvements intended to be located on the Property encroach on the land of others, the same shall be treated as a title defect. Seller's vesting deed legal description has been reviewed without the benefit of a field survey or comprehensive title research. The legal description of the Property described in Exhibit "A" may be modified prior to closing to match the final DSLapproved legal description of the Property. Purchaser shall reimburse Seller for 50% of the DSL approved cost of Survey, not to exceed $29,985.00, upon Seller's submission of the necessary documentation to DSL which evidences payment in full of the Survey costs by Seller. This reimbursement is contingent upon a sale of the Property to Purchaser.

6.    TITLE INSURANCE.  Seller shall, at his sole cost and expense and
      ---------------
within 45 days of Purchaser's approval of this contract, furnish to Purchaser a marketable title insurance commitment, to be followed by an owner's marketable title insurance policy (ALTA Form "B") from a title insurance company, approved by Purchaser, insuring marketable title of Purchaser to the Property in the amount of the final Purchase Price. Seller shall require that the title insurer delete the standard exceptions of such policy referring to:
(a) all taxes, (b) unrecorded rights or claims of parties in possession, (c) survey matters, (d) unrecorded easements or claims of easements, and (e) unrecorded mechanics' liens.

7.    DEFECTS IN TITLE. If the title insurance commitment or Survey
      ----------------
furnished to Purchaser pursuant to this Agreement discloses any defects in title which are not acceptable to Purchaser, Seller shall, within 90 days after notice from Purchaser, remove said defects in title. Seller agrees to use diligent effort to correct the defects in title within the time provided therefor, including the bringing of necessary suits, but in no event shall Seller be obligated to spend more than $100,000 to cure or remove such defects. However, should the cost to cure or remove such defects in title exceed $100,000, Seller may elect to terminate this Agreement and neither party shall have any further obligations under this Agreement. If Seller is unsuccessful in removing the title defects within said time Purchaser shall have the option to either: (a) accept the title as it then is with a reduction in the Purchase Price by an amount mutually agreed to by the parties, (b) accept the title as it then is with no reduction in the Purchase Price, (c) extend the amount of time that Seller has to cure the defects in title, or (d) terminate this Agreement, thereupon releasing Purchaser and Seller from all further obligations under this Agreement. If Seller fails to make a diligent effort to remove the title defects, Seller shall be in default and the provisions of paragraph 17. of this Agreement shall apply.

8.    INTEREST CONVEYED.  At closing, Seller shall execute and deliver to
      -----------------
Purchaser a special warranty deed in a form acceptable to Purchaser, conveying marketable title to the Property in fee simple free and clear of all liens, reservations, restrictions, easements, leases, tenancies and other encumbrances, except for those that are acceptable encumbrances, pursuant to Paragraph 7, in the opinion of Purchaser and do not impair the marketability of the title to the Property.

9.    PREPARATION OF CLOSING DOCUMENTS.  Upon execution of this Agreement,
      --------------------------------
Seller shall submit to Purchaser a properly completed and executed beneficial interest affidavit and disclosure statement as required by Sections 286.23, 375.031(1) and 380.08(2), Florida Statutes, on DSL forms provided by Purchaser. Seller shall prepare the deed described in paragraph 8. of this Agreement, Purchaser's and Seller's closing statements and the title, possession and lien affidavit certified to Purchaser and title insurer in accordance with Section 627.7842, Florida Statutes, and an environmental affidavit on DSL forms provided by Purchaser. All prepared documents shall be submitted to Purchaser for review and approval at least 15 days prior to the Option Expiration Date.

10.   PURCHASER'S REVIEW FOR CLOSING.  Purchaser will approve or reject each
      ------------------------------
item required to be provided by Seller under this Agreement within 30 days after receipt of all of the required items. Seller will have 30 days thereafter to cure and resubmit any rejected item. In the event Seller fails to timely deliver any item, or Purchaser rejects any item after delivery, Purchaser may in its discretion extend the Option Expiration Date.

11.   EXPENSES.  Seller will pay the documentary revenue stamp tax and all
      --------
other taxes associated with the conveyance, the cost of recording the deed described in paragraph 8. of this Agreement and any other recordable instruments which Purchaser deems necessary to assure good and marketable title to the Property. All other closing expenses, including without limitation, attorney's fees shall be paid by the party incurring such expenses.

12.   TAXES AND ASSESSMENTS.  If this option is not assigned to the
      ---------------------
Trustees, all real estate taxes and assessments which are or which may become a lien against the Property shall be prorated between the parties to the date of closing. Notwithstanding any provision herein to the contrary, if this option is assigned to the Trustees, all real estate taxes and assessments which are or which may become a lien against the Property shall be satisfied of record by Seller at closing. If this option is assigned to the Trustees, and the Trustees acquire fee title to the Property between January 1 and November 1, Seller shall, in accordance with Section 196.295, Florida Statutes, place in escrow with the county tax collector an amount equal to the current taxes prorated to the date of transfer, based upon the current assessment and millage rates on the Property. In the event the Trustees acquire fee title to the Property on or after November 1, Seller shall pay to the county tax collector an amount equal to the taxes that are determined to be legally due and payable by the county tax collector.

13.   CLOSING PLACE AND DATE.  The closing shall be on or before 15 days
      ----------------------
after Purchaser exercises the option; provided, however, that if a defect exists in the title to the Property, title commitment, Survey, environmental site assessment, or any other documents required to be provided or completed and executed by Seller, the closing shall occur either on the original closing date or within 60 days after receipt of documentation curing the defects, whichever is later. The date, time and place of closing shall be set by Purchaser.

14.   RISK OF LOSS AND CONDITION OF REAL PROPERTY.  Seller assumes all risk
      -------------------------------------------
of loss or damage to the Property prior to the date of closing and warrants that the Property shall be transferred and conveyed to Purchaser in the same or essentially the same condition as of the date of Seller's execution of this Agreement, ordinary wear and tear and acts of God or other natural forces excepted. However, in the event the condition of the Property is altered by an act of God or other natural force beyond the control of Seller, Purchaser may elect, at its sole option, to terminate this Agreement and neither party shall have any further obligations under this Agreement. Seller represents and warrants that, as of closing, there are no parties other than Seller in occupancy or possession of any part of the Property. Seller agrees to clean up and remove all abandoned personal property, refuse, garbage, junk, rubbish, trash and debris from the Property to the satisfaction of Purchaser prior to the exercise of the option by Purchaser.

15.   RIGHT TO ENTER PROPERTY AND POSSESSION.  Seller agrees that from the
      --------------------------------------
date this Agreement is executed by Seller, Purchaser and its agents, upon reasonable notice, shall have the right to enter the Property for all lawful purposes in connection with this Agreement, subject to the rights, privileges, terms and conditions in the following leases (collectively referred to as the "Leases"): (a) Cattle Grazing and Farming Lease dated October 30, 1993 by and between Sugarmill Woods, Inc. and Jesse Thomas; (b) Cattle Grazing and Farming Lease, dated December 17, 1994 by and between Sugarmill Woods, Inc. and Jesse Thomas, John Thomas and Jimmie Sunday; and
(c) Cattle Grazing and Farming Lease, dated December 17, 1994 between LOVEPGI Partners, L.P., a Missouri limited partnership, and Jesse Thomas, John Thomas and Jimmie Sunday. The Leases will be terminated prior to closing. Seller shall deliver possession of the Property to Purchaser at closing.

16.   ACCESS.  Seller warrants that there is legal ingress and egress for
      ------
the Property over public roads or valid, recorded easements for the use and benefit of and as an appurtenance to the Property.

17.   DEFAULT.  If Seller defaults under this Agreement, Purchaser may waive
      -------
the default and proceed to closing, seek specific performance, or refuse to close and elect to receive the return of any money paid, each without waiving any action for damages, or any other remedy permitted by law or in equity resulting from Seller's default.

18.   BROKERS.  Each party represents that no persons, firms, corporations
      -------
or other entities are entitled to a real estate commission or other fees as a result of this Agreement or subsequent closing, except as accurately disclosed on the disclosure statement required in paragraph 9. Seller shall indemnify and hold Purchaser harmless from any and all such claims, whether disclosed or undisclosed.

19.   RECORDING.  This Agreement, or notice of it, may be recorded by
      ---------
Purchaser in the appropriate county or counties. In the event Purchaser records this Agreement and defaults under this Agreement and this transaction does not close, Purchaser will execute and deliver a quit claim deed to Seller which releases all Purchaser's interest in the Property.

20.   ASSIGNMENT.  This Agreement may be assigned by Purchaser only to the
      ----------
Trustees, in which event Purchaser will provide written notice of assignment to Seller. This Agreement may not be assigned by Seller without the prior written consent of Purchaser.

21.   TIME.  Time is of essence with regard to all dates or times set forth
      ----
in this Agreement. If the date for performance of any act hereunder falls on a Saturday, Sunday or legal holiday, then the time for performance shall be deemed extended to the next successive business day.

22.   SEVERABILITY.  In the event any of the provisions of this Agreement
      ------------
are deemed to be unenforceable, the enforceability of the remaining provisions of this Agreement shall not be affected.

23.   SUCCESSORS IN INTEREST.  Upon Seller's execution of this Agreement,
      ----------------------
Seller's successors and assigns will be bound by it. Upon Purchaser's approval of this Agreement and Purchaser's exercise of the option, Purchaser and Purchaser's successors and assigns will be bound by it. Whenever used, the singular shall include the plural and one gender shall include all genders.

24.   ENTIRE AGREEMENT.  This Agreement contains the entire agreement
      ----------------
between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by the parties.

25.   WAIVER.  Failure of either party to insist upon strict performance of
      ------
any covenant or condition of this Agreement, or to exercise any right herein contained, shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or right; but the same shall remain in full force and effect.

26.   AGREEMENT EFFECTIVE.  This Agreement or any modification, amendment or
      -------------------
alteration thereto, shall not be effective or binding upon any of the parties hereto until it has been executed by all of the parties hereto.

27.   COUNTERPARTS.  This Agreement may be executed in one or more
      ------------
counterparts, but all such counterparts, when duly executed, shall constitute one and the same Agreement.

28.   ADDENDUM.  Any addendum attached hereto that is signed by the parties
      --------
shall be deemed a part of this Agreement.

29.   NOTICE.  Whenever either party desires or is required to give notice
      ------
unto the other, it must be given by written notice, and either delivered personally by a nationally recognized overnight delivery service or mailed to the appropriate address indicated on the first page of this Agreement, or such other address as is designated in writing by a party to this Agreement. Any notice delivered or mailed as herein provided shall be deemed effectively given or received on the date of delivery if delivered by hand or delivery service or on the date indicated on the return receipt if mailed.

30.   SURVIVAL.  The covenants, warranties, representations, indemnities and
      --------
undertakings of Seller set forth in this Agreement shall survive the closing, the delivery and recording of the deed described in paragraph 8. of this Agreement and Purchaser's possession of the Property.

31.   APPROVAL.  All of Seller's obligations under this Agreement are
      --------
contingent upon approval of this Agreement by the Shareholders of PGI, Inc. by April 1, 1997. Seller shall provide written evidence of approval of this Agreement by the Shareholders of PGI, Inc. by April 1, 1997. Either party may terminate this Agreement if the requisite Shareholder approval is not obtained, and thereafter neither party shall have any further obligations under this Agreement.

THIS AGREEMENT IS INITIALLY TRANSMITTED TO THE SELLER AS AN OFFER. IF THIS AGREEMENT IS NOT EXECUTED BY THE SELLER ON OR BEFORE JANUARY 20, 1997, THIS OFFER WILL BE VOID UNLESS THE PURCHASER, AT ITS SOLE OPTION, ELECTS TO ACCEPT THIS OFFER. IF THIS OPTION IS ASSIGNED TO THE TRUSTEES, THE EXERCISE OF THIS OPTION IS SUBJECT TO: (1) APPROVAL OF THE PURCHASE PRICE AS SET FORTH IN PARAGRAPH 3.A. BY THE TRUSTEES, (2) CONFIRMATION THAT THE FINAL ADJUSTED PURCHASE PRICE IS NOT IN EXCESS OF THE DSL APPROVED VALUE OF THE PROPERTY, AND (3) DSL APPROVAL OF ALL DOCUMENTS TO BE FURNISHED HEREUNDER BY SELLER. THE STATE OF FLORIDA'S PERFORMANCE AND OBLIGATION TO PAY UNDER THIS AGREEMENT IS CONTINGENT UPON AN ANNUAL APPROPRIATION BY THE LEGISLATURE.

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT ON SELLER UPON SELLER'S EXECUTION OF THE AGREEMENT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.

                                         SELLER

                                         SUGARMILL WOODS, INC.,
                                         a Florida corporation

/s/ Terry Bopp                           By: /s/ Laurence A. Schiffer
--------------------------------------        ----------------------------
Witness as to Seller

                                         Name: Laurence A. Schiffer
                                                --------------------------


/s/ Georgene R. Heinz
--------------------------------------
Witness as to Seller                     Its: President
                                              ----------------------------


                                         591440671
                                         ---------------------------------
                                         F.E.I.D. No.

                                         January 14, 1997
                                         ---------------------------------
                                         Date signed by Seller


                                         (CORPORATE SEAL)






                                         LOVEPGI Partners, L.P., a Missouri
                                         limited partnership

                                         By: Love Investment Company,
                                             -----------------------------
                                             a Missouri corporation
                                             -----------------------------


                                         Its: Managing General Partner
                                              ----------------------------



                                         By: /s/ Laurence A. Schiffer
                                             -----------------------------


/s/ Terry Bopp                           Name: /s/ Laurence A. Schiffer
---------------------------------------        ---------------------------
Witness as to Seller
                                         Its: President
                                              ----------------------------

/s/ Georgene R. Heinz
---------------------------------------
Witness as to Seller
                                         43-1441822
                                         ---------------------------------
                                         F.E.I.D. No.

                                         January 14, 1997
                                         ---------------------------------
                                         Date signed by Seller


                                         (CORPORATE SEAL)

                                         PURCHASER

                                         THE NATURE CONSERVANCY, a nonprofit
                                         District of Columbia corporation
                                         authorized to transact business in
                                         the State of Florida as The Nature
                                         Conservancy, Inc.

                                         By: /s/ Robert Bendick, Jr.
                                             -----------------------------


/s/ Geoffrey Rich                        Name: Robert Bendick, Jr.
--------------------------------------         ---------------------------
Witness as to Purchaser

                                         Its: Regional Director
                                              ----------------------------

/s/ Jeri Vetter
-------------------------------------
Witness as to Purchaser
                                         (CORPORATE SEAL)



                                         53-62-42652
                                         ---------------------------------
                                         F.E.I.D. No.

                                         1/31/97
                                         ---------------------------------
                                         Date signed by Purchaser




STATE OF MISSOURI         )
                          )
COUNTY OF ST. LOUIS       )


      The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer, as President of Sugarmill Woods, Inc., a Florida corporation, on behalf of the corporation. Such person(s) (Notary Public must check applicable box):

      [X]   is/are personally known to me.
      [ ]   produced a current driver license(s).
      [ ]   produced ------------------------ as identification.


                                         /s/ Terry Bopp
                                         ---------------------------------
(NOTARY PUBLIC SEAL)                     Notary Public

---------------------------------------
      TERRY BOPP                                     Terry Bopp
                                         ---------------------------------
Notary Public - Notary Seal              (Printed, Typed or Stamped
      STATE OF MISSOURI                  Name of Notary Public)
      St. Louis CountyI
My Commission Expires: July 11, 1998
                                         Commission No.:  N/A
                                                          ----------------


                                         My Commission Expires: July 11, 1998
                                                                 -------------

STATE OF MISSOURI       )
                        )
COUNTY OF ST. LOUIS     )


            The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Laurence A. Schiffer, as President of Love Investment Company, a Missouri corporation, for and on behalf of the corporation as the Managing General Partner of LOVEPGI Partners, L.P., a Missouri limited partnership. Such person(s) (Notary Public must check applicable box):

            [X]  is/are personally known to me.
            [ ]  produced a current driver license(s).
            [ ]  produced -------------------------- as identification.


                                         /s/ Terry Bopp
                                         ---------------------------------
(NOTARY PUBLIC SEAL)                     Notary Public

--------------------------------
         TERRY BOPP                                   Terry Bopp
                                         ---------------------------------
Notary Public - Notary Seal              (Printed, Typed or Stamped Name
       STATE OF MISSOURI                 of Notary Public)
       St. Louis County
My Commission Expires:
July 11, 1998                            Commission No.: N/A
                                                       -------------------


                                         My Commission Expires: July 11, 1998
                                                                -------------




STATE OF FLORIDA       )
                       )
COUNTY OF SEMINOLE     )


            The foregoing instrument was acknowledged before me this 31st day of January, 1997, by Robert L. Bendick, Jr., as Regional Director of the Nature Conservancy, a nonprofit District of Columbia corporation authorized to transact business in the State of Florida as The Nature Conservancy, Inc., on behalf of the corporation. He is personally known to me.


(NOTARY PUBLIC SEAL)                     /s/ Jeri Vetter
        SEAL                             ---------------------------------
                                         Notary Public


                                         ---------------------------------
     JERI VETTER                        (Printed, Typed or Stamped Name
    Notary Public                       of Notary Public)
   STATE OF FLORIDA
My Commission CC588460
Expires Sep. 25, 2000                    Commission No.:
                                                        ------------------

                                         My Commission Expires:
                                                               ----------

                       FIRST AMENDMENT TO OPTION AGREEMENT
                             FOR SALE AND PURCHASE

      THIS FIRST AMENDMENT TO OPTION AGREEMENT FOR SALE AND
PURCHASE is made and entered into this         day of                 ,
                                      --------       -----------------
1997, by and between Sugarmill Woods, Inc., a Florida corporation, and LOVE-PGI Partners, L.P., a Missouri limited partnership ("Seller") and The Nature Conservancy, authorized to transact business in the State of Florida as The Nature Conservancy, Inc., a nonprofit District of Columbia corporation, exempt from Federal income tax under Section 501(c)(3) of the Internal Revenue Code, whose address is 222 S. Westmonte Dr., Ste. 300, Altamonte Springs, FL 32714-4269, and its successors and assigns ("Purchaser").

                                  WITNESSETH:

      WHEREAS, Seller and Purchaser entered into that certain Option Agreement for Sale and Purchase dated January 31, 1997 (the "Agreement") to purchase certain real property located in Citrus and Hernando Counties, Florida, more particularly described in Exhibit "A" of the Agreement (the "Property"); and

      WHEREAS, the parties' obligations under the Agreement were contingent upon the shareholders of PGI, Inc. approving the Agreement by April 1, 1997; and

      WHEREAS, the Seller has requested an additional sixty days to obtain the approval of the Agreement by the shareholders of PGI, Inc.; and

      WHEREAS, the Purchaser has requested that the Sugarmill Woods plat located within the boundaries of the Property be vacated prior to closing.

      NOW THEREFORE, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

1. Paragraph 2 of the Agreement is deleted in its entirety and substituted with the following:

      2.  OPTION TERMS. The option payment is $100.00 ("Option
          ------------
      Payment"), the receipt and sufficiency of which is hereby acknowledged by Seller. The option may be exercised during the period beginning with Purchaser's approval of this Agreement and ending 120 days after Trustees' approval of this Agreement ("Option Expiration Date"), unless extended by other provisions of this Agreement, if this Agreement is assigned to the Trustees. If this Agreement is not approved by the Trustees on or before December 31, 1997, or if the Agreement is not assigned to the Trustees, then the Option Expiration Date shall be December 31, 1997, unless extended by other provisions of this Agreement. In the event Purchaser's funds in the amount of the Purchase Price (as hereinafter defined in paragraph 3.A.) are not available by the Option Expiration Date the period of exercise of the option may be extended until such funds become available, not to exceed 60 days after the Option Expiration Date, by written notice to Seller.

2. Paragraph 31 of the Agreement is deleted in its entirety and substituted with the following:

      31.  APPROVAL.  All of Seller's obligations under this Agreement are
           --------
      contingent upon approval of this Agreement by the shareholders of PGI, Inc., by September 30, 1997. Seller shall provide written evidence of approval of this Agreement by the shareholders of PGI, Inc., by September 30, 1997. Either party may terminate this Agreement if the requisite shareholder approval is not obtained, and thereafter neither party shall have any further obligations under this Agreement.

3.    The following Paragraph 32 is hereby added and incorporated into the
      Agreement:

      32.  PLAT VACATION.  Prior to closing, Seller shall cause any plat
           -------------
      including, but not limited to, the plat of Sugarmill Woods as recorded in Plat Book 9 at pages 88 through 150, inclusive, Plat Book 10 at pages 1 through 150, inclusive, Plat Book 11 at pages 1 through 16, inclusive, as amended in Plat Book 9, at page 87A, all of the Public Records of Citrus County, Florida and in Plat Book 14 at pages 1 through 101, inclusive, of the Public Records of Hernando County, Florida which are located within the boundaries of the Property (collectively the "Plats"), to be vacated by the appropriate governmental entity, contingent upon conveyance of the Property to Purchaser. Seller shall also perform any other actions necessary for the title insurer to delete all exceptions pertaining to the Plats and the roadways, parks, easements, restrictions and other matters depicted or referenced therein from the title insurance commitment and title insurance policy. All vacated road rights of way, parks and other rights or interests accruing to the Seller as a result of the location of the Plats shall be deemed to be part of the Property, and shall be included in the final legal description of the Property, insured by the title insurer as conveyed to the Purchaser at closing. In the event that the requirements of this paragraph have not been satisfied by Seller prior to closing, the closing shall be automatically extended for a period of time sufficient to allow the Seller to complete the vacation of the Plats and to satisfy all other requirements of this paragraph. In the event that the Seller is unable, through no fault of its own, to satisfy the requirements of this paragraph, the Purchaser's remedies shall be limited to the following: (i) decreasing the Purchase Price to equal the final Adjusted Purchase Price, which is determined by multiplying the Final DSL Approved Acre Value by the surveyed acreage shown on the final DSL approved survey required by paragraph 5. hereof, by an amount not to exceed $100,000.00; and (ii) decreasing the Purchase Price by an amount mutually agreed to by the parties; or (iii) terminating this Agreement.

      In the event that Seller is unable, through no fault of its own, to vacate Tract PK, consisting of approximately 76.52 acres, from the Plats, the Purchase Price shall be decreased by $50,000.00. This remedy shall be in addition to the Purchase Price reductions provided for in Paragraphs 3.B. and 32(i).

      Notwithstanding anything to the contrary in this Agreement, the Purchase Price may only be decreased pursuant to Paragraphs 3.B. and
      32. and Seller shall only be obligated to spend pursuant to Paragraph 7 a total in the aggregate under this Agreement of $100,000.00. The provisions of such paragraphs are not cumulative.

4. All other provisions of the Agreement not specifically modified or amended hereby shall remain in full force and effect. All capitalized terms not otherwise defined herein shall have the same meaning as in the Agreement.


                                          SELLER:

                                          SUGARMILL WOODS, INC.,
                                          a Florida corporation

      /s/ Terry Bopp                      By: /s/ Laurence A. Schiffer
      --------------------------------        ----------------------------
      Witness as to Seller

                                          Name: Laurence A. Schiffer
                                                --------------------------

      /s/ Jan Simpson                     Its:  President
      --------------------------------          --------------------------
      Witness as to Seller
                                          59-1440671
                                          --------------------------------
                                          F.E.I.D. No.

                                          8/25/97
                                          --------------------------------
                                          Date signed by Seller


                                          (CORPORATE SEAL)


                                          LOVE-PGI Partners, L.P., a Missouri
                                          limited partnership

                                          By: Love Investment Company, a
                                              ----------------------------
                                              Missouri corporation
                                              ----------------------------

                                          Its: Managing General Partner
                                               ---------------------------

                                          By:  /s/ Laurence A. Schiffer
                                               ---------------------------

      /s/ Terry Bopp                      Name: Laurence A. Schiffer
      --------------------------------          --------------------------
      Witness as to Seller
                                          Its:  President
                                                --------------------------

      /s/ Jan Simpson                     43-1441822
      --------------------------------    --------------------------------
      Witness as to Seller                F.E.I.D. No.

                                          8/25/97
                                          --------------------------------
                                          Date signed by Seller


                                          (CORPORATE SEAL)

                                          PURCHASER:
                                          THE NATURE CONSERVANCY, a non-profit
                                          District of Columbia corporation


      /s/Jeri Vetter                      By:  /s/ Robert L. Bendick, Jr.
      --------------------------------         ---------------------------
      Witness as to Purchaser             Name: Robert L. Bendick, Jr.
                                                --------------------------
                                          Its:  Regional Director
                                                --------------------------

      /s/ Teresa Coccia
      --------------------------------
      Witness as to Purchaser
                                          (CORPORATE SEAL)

      ATTEST:

      /s/ Geoffrey Rich
      --------------------------------
      Assistant Secretary

STATE OF MISSOURI     )
                      )
COUNTY OF ST. LOUIS   )


       The foregoing instrument was acknowledged before me this 25th day of August, 1997, by Laurence A. Schiffer, as President of Sugarmill Woods, Inc., a Florida corporation, on behalf of the corporation. Such person(s) (Notary Public must check applicable box):

       [X]        is/are personally known to me.
       [ ]        produced a current driver license(s).
       [ ]        produced                    as identification.
                          -------------------


(NOTARY PUBLIC SEAL)                     /s/ Georgene R. Heinz
Notary Public                            ---------------------------------



                                         ---------------------------------
                                         (Printed, Typed or Stamped Name
                                         of Notary Public)

                                         Commission No.:
                                                        ------------------

                                         My Commission Expires:
                                                               -----------



STATE OF MISSOURI     )
                      )
COUNTY OF ST. LOUIS   )

       The foregoing instrument was acknowledged before me this 25th day of August, 1997, by Laurence A. Schiffer, as President of Love Investment Company, a Missouri corporation, for and on behalf of the corporation as the Managing General Partner of LOVE-PGI Partners, L.P., a Missouri limited partnership. Such person(s) (Notary Public must check applicable box):

       [X]        is/are personally known to me.
       [ ]        produced a current driver license(s).
       [ ]        produced                         as identification.
                          ------------------------

(NOTARY PUBLIC SEAL)                     /s/ Georgene R. Heinz
                                         ---------------------------------
                                         Notary Public

                                         ---------------------------------
                                         (Printed, Typed or Stamped Name
                                         of Notary Public)

                                         Commission No.:
                                                        ------------------

                                         My Commission Expires:
                                                               -----------

STATE OF FLORIDA   )
                   )
COUNTY OF ST. LOUIS)

       The foregoing instrument was acknowledged before me this 28th day of August, 1997, by Robert L. Bendick, Jr., as Regional Director of the Nature Conservancy, a non-profit District of Columbia corporation authorized to transact business in the State of Florida as The Nature Conservancy, Inc. on behalf of the corporation. He is personally known to me.

(NOTARY PUBLIC SEAL)                     /s/ Jeri Vetter
                                         ---------------------------------
                                         Notary Public



                                         ---------------------------------
                                         (Printed, Typed or Stamped Name
                                         of Notary Public)

                                         Commission No.:
                                                        ------------------

                                         My Commission Expires:
                                                               -----------

                    SECOND AMENDMENT TO OPTION AGREEMENT
                    -----------------------------------
                            FOR SALE AND PURCHASE
                            ---------------------


       THIS SECOND AMENDMENT TO OPTION AGREEMENT FOR SALE AND PURCHASE is made and entered into this 1st day of October, 1997, by and between Sugarmill Woods, Inc., a Florida corporation, and LOVE-PGI Partners, L.P., a Missouri limited partnership ("Seller") and THE NATURE CONSERVANCY, authorized to transact business in the State of Florida as The Nature Conservancy, Inc., a nonprofit District of Columbia corporation, exempt from Federal income tax under Section 501(c)(3) of the Internal Revenue Code, whose address is 222
S. Westmonte Drive, Altamonte Springs, FL 32714, and its successors and assigns ("Purchaser").

                           W I T N E S S E T H:

       WHEREAS, Seller and Purchaser have entered into that certain Option Agreement for Sale and Purchase dated January 31, 1997 and the First Amendment to Option Agreement for Sale and Purchase dated August 28, 1997 (collectively the "Agreement"), relating to an option to purchase certain real property located in Citrus and Hernando Counties, Florida, more particularly described in Exhibit "A" of the Agreement (the "Property"); and

       WHEREAS, Seller and Purchaser wish to extend the Option Expiration Date and the approval deadline for the shareholders of PGI, Inc.

       NOW THEREFORE, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

       1. Paragraph 2 of the Agreement is deleted in its entirety and substituted with the following:

                  2.    OPTION TERMS.  The option payment is $100.00 ("Option
                        ------------
                  Payment"), the receipt and sufficiency of which is hereby acknowledged by Seller. The option may be exercised during the period beginning with Purchaser's approval of this Agreement and ending 120 days after Trustees' approval of this Agreement ("Option Expiration Date"), unless extended by other provisions of this Agreement, if this Agreement is assigned to the Trustees. If this Agreement is not approved by the Trustees on or before March 3, 1998, or if the Agreement is not assigned to the Trustee, then the Option Expiration Date shall be March 3, 1998, unless extended by other provisions of this Agreement. In the event Purchaser's funds in the amount of the Purchase Price (as hereinafter defined in paragraph 3.A) are not available by the Option Expiration Date the period of exercise of the option may be extended until such funds become available, not to exceed 60 days after the option Expiration Date, by written notice to Seller.

       2. Paragraph 31 of the Agreement is deleted in its entirety and substituted with the following:

                  31.   APPROVAL.  All of Seller's obligations under this
                        --------
                  Agreement are contingent upon approval of this Agreement by the shareholders of PGI, Inc., by October 31, 1997. Seller shall provide written evidence of approval of this Agreement by the shareholders of PGI, Inc., by October 31, 1997. Either party may terminate this Agreement if the requisite shareholder approval is not obtained, and thereafter neither party shall have any further obligations under this Agreement.

       3. All other provisions of the Agreement not specifically modified or amended hereby shall remain in full force and effect.

All capitalized terms not otherwise defined herein shall have the same meaning as in the Agreement.

                                    SELLER:

                                    SUGARMILL WOODS, INC.
                                    a Florida corporation

/s/Robin L. Cunningham              By: /s/Laurence A. Schiffer
------------------------------          ----------------------------------
Witness as to Seller
                                    Name: Laurence A. Schiffer
                                          --------------------------------
/s/Patricia L. Bly
------------------------------
Witness as to Seller                Its: President
                                         ---------------------------------

                                    59-1440671
                                    --------------------------------------
                                    F.E.I.D. No.

                                    9/29/92
                                    --------------------------------------
                                    Date signed by Seller

                                             (CORPORATE SEAL)

                                    LOVE-PGI Partners, L.P., a Missouri
                                    limited partnership

                                    By: Love Investment Company
                                        ----------------------------------
                                    a Missouri corporation
                                    --------------------------------------

                                    Its: Managing General Partner
                                         ---------------------------------
/s/Robin L. Cunningham
--------------------------------
Witness as to Seller                By: /s/Laurence A. Schiffer
                                        ----------------------------------

/s/Patricia L. Bly                  Name: Laurence A. Schiffer
--------------------------------          --------------------------------
Witness as to Seller
                                    Its: President
                                         ---------------------------------

                                    43-1441822
                                    --------------------------------------
                                    F.E.I.D. No.

                                    9/29/97
                                    --------------------------------------
                                    Date signed by Seller

                                                (CORPORATE SEAL)

                                    PURCHASER:

                                    THE NATURE CONSERVANCY,
                                    a nonprofit District of Columbia
                                    corporation

/s/Jeri Vetter                      By: /s/Robert L. Bendick, Jr.
--------------------------------        ----------------------------------
Witness as to Purchaser
                                    Its: Regional Director
                                    --------------------------------------
/s/Teresa Coccia
--------------------------------
Witness as to Purchaser                         (CORPORATE SEAL)

ATTEST:
                                          10/1/97
                                    --------------------------------------
/s/Geoffrey Rich                    Date signed by Purchaser
--------------------------------

STATE OF MISSOURI     )
                      )
COUNTY OF ST. LOUIS   )

       The foregoing instrument was acknowledged before me this 29th day of September, 1997, by Laurence A. Schiffer, as President of Sugarmill Woods, Inc., a Florida corporation, on behalf of the corporation. Such person(s) (Notary Public must check applicable box):

       [ X ]      is/are personally known to me.
       [   ]      produced a current driver license(s).
       [   ]      produced -------------- as identification.

(NOTARY PUBLIC SEAL)                /s/ Georgene Heinz
                                    ------------------------------------
                                          Notary Public



                                    ------------------------------------
                                    (Printed, Typed or Stamped Name of
                                    Notary Public)

                                    Commission No.:
                                                   ---------------------


                                    My Commission Expires:
                                                          --------------



STATE OF MISSOURI  )
                   )
COUNTY OF ST. LOUIS)


       The foregoing instrument was acknowledged before me this 29TH day of September, 1997, by Laurence A. Schiffer, as President of Love Investment Company, a Missouri corporation, on behalf of the corporation as the Managing General Partner of LOVE-PGI Partners, L.P., a Missouri limited partnership. Such person(s) (Notary Public must check applicable box):

       [ X ]      is/are personally known to me.
       [   ]      produced a current driver license(s).
       [   ]      produced -------------- as identification.

(NOTARY PUBLIC SEAL)                /s/ Georgene Heinz
                                    ------------------------------------
                                          Notary Public


                                    ------------------------------------
                                    (Printed, Typed or Stamped Name of
                                    Notary Public)

                                    Commission No.:
                                                   ---------------------


                                    My Commission Expires:
                                                          --------------

STATE OF FLORIDA  )
                  )
COUNTY OF SEMINOLE)

       The foregoing instrument was acknowledged before me this 1st day of October, 1997, by Robert L. Bendick, Jr., as Regional Director of the Nature Conservancy, a non-profit District of Columbia corporation authorized to transact business in the State of Florida as The Nature Conservancy, Inc., on behalf of the corporation. He is personally known to me.

(NOTARY PUBLIC SEAL)                /s/ Jerri Vetter
                                    ------------------------------------
                                          Notary Public


                                    ------------------------------------
                                    (Printed, Typed or Stamped Name of
                                    Notary Public)

                                    Commission No.:
                                                   ---------------------


                                    My Commission Expires:
                                                          --------------

                                                                    APPENDIX C

                              PGI, INC.

                    PRO FORMA FINANCIAL STATEMENT

==============================================================================

The Company has entered into an option agreement to sell approximately 4,890 acres of unimproved land for approximately $13,446,835.

The accompanying pro forma financial statement illustrates the effects of the sale. The pro forma balance sheet as of June 30, 1997 is based upon the historical balance sheet of the Company as of that date and assumes the sale took place on that date. The information about the statements of operations for the year ended December 31, 1996 and for the six months ended June 30, 1997 is based on the historical statements of operations of the Company for those periods and assumes the sale took place at the beginning of the period.

The pro forma financial statement may not be indicative of the actual effects of the sale.

The accompanying pro forma financial statement should be read in connection with the historical financial statements of the Company.

The following sets forth the unaudited pro forma balance sheet of the Company giving effect to the consummation of the proposed sale of the Property as if the closing was June 30, 1997 and use of proceeds as described therein.


                              PRO FORMA BALANCE SHEET (IN THOUSANDS)
                                                                   AT                 PRO FORMA
                                                              JUNE 30, 1997          ADJUSTMENTS               AS ADJUSTED

ASSETS
    Cash and cash equivalents                                   $     25          $     --                     $     25
    Restricted cash                                                1,134             2,948 <FA><FE>               4,082

    Receivables on real estate sales - net                           147                --                          147
    Other receivables                                                 32                --                           32
    Land and improvement inventories                               9,005            (7,626)<FB>                   1,379
    Property and equipment - net                                      23                --                           23
    Other assets                                                     757                --                          757
                                                                --------          --------                     --------
                                                                $ 11,123          $ (4,678)                    $  6,445
LIABILITIES
    Accounts payable                                            $    140          $     --                     $    140
    Other liabilities                                              1,537               751 <FA>                     786
    Accrued income taxes                                              --               (70)<FC>                      70
    Accrued interest:
            Primary lender                                         2,954             2,954 <FA>                      --
            Debentures                                             7,544                --                        7,544
            Other                                                  1,536                --                        1,536
    Credit agreements:
            Primary lender                                         7,343             6,343 <FA>                   1,000<FD>
            Notes and mortgages payable                            3,645                --                        3,645
    Convertible debentures payable                                 9,059                --                        9,059
    Convertible debentures payable                                 1,500                --                        1,500
                                                                --------          --------                     --------
                                                                  35,258             9,978                       25,280

STOCKHOLDERS' DEFICIENCY

    Preferred stock, par value $1.00 per share; authorized
      5,000,000 shares; 2,000,000 Class A cumulative con-
      vertible shares issued and outstanding; (liquidation
      preference of $4.00 per share or $8,000,000)                 2,000                --                        2,000

    Common stock, par value $.10 per share; authorized
      25,000,000 shares; 5,317,758 shares issued and out-
      standing                                                       532                --                          532

    Paid-in capital                                               13,498                --                       13,498
    Accumulated deficit                                          (40,165)           (5,300)<FB><FC>             (34,865)
                                                                --------          --------                     --------
                                                                 (24,135)           (5,300)                     (18,835)
                                                                --------          --------                     --------
                                                                $ 11,123          $  4,678                     $  6,445


                                PGI, INC.

                                FOOTNOTES

===============================================================================

A. To give effect of closing the proposed sale of 4,890 acres of unimproved land as of December 31, 1996 for $13,446,835 net of $450,000 of estimated closing expenses, less estimated use of such proceeds as follows on June 30, 1997:


                                                                    (IN THOUSANDS)
      Net proceeds from sale                                           $12,996
      Less:
          Payment to reduce primary lender note payable                  6,343
          Payment to reduce accrued interest due to primary lender       2,954
          Payment to satisfy real estate tax assessments including
            interest and penalties                                         751
                                                                       -------

      CASH AND CASH EQUIVALENTS                                        $ 2,948


B. To give effect of the reduction of the cost of 4,890 acres of unimproved land as if the sale had taken place on June 30, 1997 in the amount of $7,626,000 resulting in a gain on sale of $5,370,000 (less the provision for income taxes of $70,000).

C. To give effect of the estimated income tax liability arising from the Alternative Minimum Tax due on the gain on sale. The estimated liability has been adjusted for limitations on the utilization of the net operating loss carryforward and net of a valuation allowance of $70,000.

D. Assumes that members of PGIP will approve a continued $1,000,000 first mortgage on the approximately 370 acres of real estate remaining in Company control.

E. To give effect of a $700,000 escrow to substitute for mortgage to assure completion of necessary roads on property developed by the Company, and establish the balance of proceeds as restricted cash under control of managers of PGIP.

                           PGI, INC.

                     OPERATING INFORMATION

===============================================================================

The pro forma effect of the sale for the year ended December 31, 1996 and for the six months ended June 30, 1997 are as follows:


                                     FOR THE YEAR ENDED     FOR THE SIX MONTHS ENDED
                                      DECEMBER 31, 1996          JUNE 30, 1997

     Reduction in interest expense       $   788,000             $    438,000
     Pro forma net loss                  $(2,107,000)            $ (1,185,000)
     Pro forma net loss per share               (.83)                    (.28)


                                                                   APPENDIX D

                            DISSENTERS' RIGHTS

607.1301.  DISSENTERS' RIGHTS; DEFINITIONS

       The following definitions apply to ss. 607.1302 and 607.1320:

       (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

       (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

       (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302.  RIGHT OF SHAREHOLDERS TO DISSENT

       (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

                  (a) Consummation of a plan of merger to which the corporation is a party:

                        1. If the shareholder is entitled to vote on the merger, or

                        2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

                  (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to a court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

                  (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

                  (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

                  (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

                        1. Altering or abolishing any preemptive rights attached to any of his shares;

                        2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

                        3. Effecting an exchange, cancellation, or reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

                        4. Reducing the stated redemption price of any of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

                        5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;

                        6. Reducing the stated dividend preference of any of his preferred shares; or

                        7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or

                  (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

                        (2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.

                        (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

                        (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or held of record by not fewer than 2,000 shareholders.

                        (5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320.  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

       (1)(a) If a proposed corporate action creating dissenters' rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

                        1. Deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and

                        2. Not vote his shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

                  (b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

       (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

       (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

       (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

                  (a)   Such demand is withdrawn as provided in this section;

                  (b) the proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

                  (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

                  (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

       (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

                  (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

                  (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

       (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

       (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not resident of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

       (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

       (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

       (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as in the case of other treasury shares, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

                          APPENDIX

     Pages A-1 and A-2 of the proxy statement are flow charts representing summary ownership of PGI Incorporated and PGIP, L.L.C. Paper copies of these charts are being submitted to the branch examiner.